Exhibit 10.02



               F A C I L I T Y   L E A S E   A G R E E M E N T





                  DESERT AMETHYST PHASE II LIMITED PARTNERSHIP

                                       as
                                     Lessor


                                       AND


                   CAREMATRIX OF THE INN AT THE AMETHYST, INC.

                                       as
                                     Lessee



                           Dated as of March 16, 1998


                             For Premises Located At

                             18172 North 91st Avenue
                                Peoria, AZ 85832

                                TABLE OF CONTENTS


ARTICLE 1         LEASED PROPERTY; TERM; CONSTRUCTION; EXTENSIONS.................................................1
         1.1      Leased Property.................................................................................1
         1.2      Term............................................................................................2
         1.3      Extended Terms..................................................................................2

ARTICLE 2         DEFINITIONS AND RULES OF CONSTRUCTION...........................................................2
         2.1      Definitions.....................................................................................2
         2.2      Rules of Construction..........................................................................18

ARTICLE 3         RENT...........................................................................................18
         3.1      Rent for Land, Leased Improvements, Related Rights and Fixtures................................18
         3.2      Additional Rent.  .............................................................................19
         3.3      Additional Charges.............................................................................20
         3.4      Net Lease......................................................................................20
         3.5      No Lessee Termination or Offset................................................................20
                  3.5.1    No Termination........................................................................20
                  3.5.2    Waiver................................................................................21
                  3.5.3    Independent Covenants.................................................................21
         3.6      Abatement of Rent Limited......................................................................21

ARTICLE 4         IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS..............................................22
         4.1      Payment of Impositions.........................................................................22
                  4.1.1    Lessee To Pay.........................................................................22
                  4.1.2    Installment Elections.................................................................22
                  4.1.3    Returns and Reports...................................................................22
                  4.1.4    Refunds...............................................................................23
                  4.1.5    Protest...............................................................................23
         4.2      Notice of Impositions..........................................................................23
         4.3      Adjustment of Impositions......................................................................23
         4.4      Utility Charges................................................................................23
         4.5      Insurance Premiums.............................................................................23

ARTICLE 5         OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
                  INSTALLATION, REMOVAL AND REPLACEMENT OF
                  PERSONAL PROPERTY..............................................................................24
         5.1      Ownership of the Leased Property...............................................................24
         5.2      Personal Property; Removal and Replacement of Personal Property................................24
                  5.2.1    Lessee To Equip Facility..............................................................24
                  5.2.2    Sufficient Personal Property..........................................................24
                  5.2.3    Removal and Replacement; Lessor's Option to Purchase..................................24


                                       (i)




ARTICLE 6         SECURITY FOR LEASE OBLIGATIONS.................................................................25
         6.1      Security for Lessee's Obligations..............................................................25
                  6.1.1    Security..............................................................................25
                  6.1.2    Purchase-Money Security Interests and Equipment Leases................................25

ARTICLE 7         CONDITION AND USE OF LEASED PROPERTY;
                  MANAGEMENT AGREEMENTS..........................................................................26
         7.1      Condition of the Leased Property...............................................................26
         7.2      Use of the Leased Property; Compliance; Management.............................................26
                  7.2.1    Obligation to Operate.................................................................26
                  7.2.2    Permitted Uses........................................................................26
                  7.2.3    Compliance With Insurance Requirements................................................26
                  7.2.4    No Waste..............................................................................27
                  7.2.5    No Impairment.........................................................................27
                  7.2.6    No Liens..............................................................................27
         7.3      Compliance with Legal Requirements.............................................................27
         7.4      Management Agreements..........................................................................27

ARTICLE 8         REPAIRS; RESTRICTIONS..........................................................................29
         8.1      Maintenance and Repair.........................................................................29
                  8.1.1  Lessee's Responsibility.................................................................29
                  8.1.2  No Lessor Obligation....................................................................30
                  8.1.3  Lessee May Not Obligate Lessor..........................................................30

ARTICLE 9         MATERIAL STRUCTURAL WORK AND CAPITAL ADDITIONS.................................................30
         9.1      Lessor's Approval..............................................................................30
         9.2      General Provisions as to Capital Additions and Certain Material Structural
                  Work...........................................................................................30
                  9.2.1    No Liens..............................................................................31
                  9.2.2    Lessee's Proposal Regarding Capital Additions and Material
                           Structural Work.......................................................................31
                  9.2.3    Lessor's Options Regarding Capital Additions and Material
                           Structural Work.......................................................................31
                  9.2.4    Lessor May Elect to Finance Capital Additions or Material
                           Structural Work.......................................................................31
         9.3      Capital Additions and Material Structural Work Financed by Lessor..............................31
                  9.3.1    Lessee's Financing Request............................................................31
                  9.3.2    Lessor's General Requirements.........................................................32
                  9.3.3    Payment of Costs......................................................................33
         9.4      General Limitations............................................................................34
         9.5      Non-Capital Additions..........................................................................34


                                      (ii)



ARTICLE 10        WARRANTIES AND REPRESENTATIONS.................................................................35
         10.1     Representations and Warranties.................................................................35
                  10.1.1   Existence; Power; Qualification.......................................................35
                  10.1.2   Valid and Binding.....................................................................35
                  10.1.3   Single Purpose........................................................................35
                  10.1.4   No Violation..........................................................................35
                  10.1.5   Consents and Approvals................................................................35
                  10.1.6   No Liens or Insolvency Proceedings....................................................36
                  10.1.7   No Burdensome Agreements..............................................................36
                  10.1.8   Commercial Acts.......................................................................36
                  10.1.9   Adequate Capital, Not Insolvent.......................................................36
                  10.1.10      Not Delinquent....................................................................36
                  10.1.11      No Affiliate Debt.................................................................36
                  10.1.12      Taxes Current.....................................................................37
                  10.1.13      Financials Complete and Accurate..................................................37
                  10.1.14      Pending Actions, Notices and Reports..............................................37
                  10.1.15      Compliance with Legal and Other Requirements......................................37
                  10.1.16      ERISA.............................................................................37
                  10.1.17      No Broker.........................................................................37
                  10.1.18      No Improper Payments..............................................................38
                  10.1.19      Nothing Omitted...................................................................38
                  10.1.20      No Default........................................................................38
                  10.1.21      Principal Place of Business.......................................................38
                  10.1.22      Management Agreements.............................................................38
         10.2     Continuing Effect of Representations and Warranties............................................38

ARTICLE 11        FINANCIAL AND OTHER COVENANTS..................................................................39
         11.1     Status Certificates............................................................................39
         11.2     Financial Statements; Reports; Notice and Information..........................................39
                  11.2.1   Obligation To Furnish.................................................................39
                  11.2.2   Responsible Officer...................................................................41
                  11.2.3   No Material Omission..................................................................42
                  11.2.4   Confidentiality.......................................................................42
         11.3     Affirmative Covenants..........................................................................42
                  11.3.1   Maintenance of Existence..............................................................42
                  11.3.2   Materials.............................................................................43
                  11.3.3   Compliance With Legal Requirements And Applicable Agreements..........................43
                  11.3.4   Books And Records.....................................................................43
                  11.3.5   Conduct of its Business...............................................................43
                  11.3.6   Address...............................................................................44
                  11.3.7   Subordination of Affiliate Transactions...............................................44
                  11.3.8   Inspection............................................................................44
                  11.3.9   HUD Financing Documents...............................................................44


                                      (iii)



         11.4     Additional Negative Covenants..................................................................45
                  11.4.1   Restrictions Relating to Lessee.......................................................45
                  11.4.2   No Liens..............................................................................45
                  11.4.3   Limits on Affiliate Transactions......................................................45
                  11.4.4   No Default............................................................................46
                  11.4.5   ERISA.................................................................................46
                  11.4.6   Forgiveness of Indebtedness...........................................................46
                  11.4.7   Value of Assets.......................................................................46
                  11.4.8   Changes in Fiscal Year and Accounting Procedures......................................46

ARTICLE 12        INSURANCE AND INDEMNITY........................................................................46
         12.1     General Insurance Requirements.................................................................46
                  12.1.1   Types and Amounts of Insurance........................................................46
                  12.1.2   Insurance Company Requirements........................................................47
                  12.1.3   Policy Requirements...................................................................48
                  12.1.4   Notices; Certificates and Policies....................................................48
                  12.1.5   Lessor's Right to Place Insurance.....................................................49
                  12.1.6   Payment of Proceeds...................................................................49
                  12.1.7   Irrevocable Power of Attorney.........................................................49
                  12.1.8   Blanket Policies......................................................................49
                  12.1.9   No Separate Insurance.................................................................50
                  12.1.10      Assignment of Unearned Premiums...................................................50
         12.2     Indemnity......................................................................................50
                  12.2.1   Indemnification.......................................................................50
                  12.2.2   Indemnified Parties...................................................................51
                  12.2.3   Limitation on Lessor Liability........................................................51
                  12.2.4   Risk of Loss..........................................................................51

ARTICLE 13        FIRE AND CASUALTY..............................................................................52
         13.1     Restoration Following Fire or Other Casualty...................................................52
                  13.1.1   Following Fire or Casualty............................................................52
                  13.1.2   Procedures............................................................................52
                  13.1.3   Disbursement of Insurance Proceeds....................................................53
         13.2     Disposition of Insurance Proceeds..............................................................57
                  13.2.1   Proceeds To Be Released to Pay For Work...............................................57
                  13.2.2   Proceeds Not To Be Released...........................................................57
                  13.2.3   Lessee Responsible for Short-Fall.....................................................58
         13.3     Tangible Personal Property.....................................................................58
         13.4     Restoration of Certain Improvements and the Tangible Personal Property.........................59
         13.5     No Abatement of Rent...........................................................................59
         13.6     Termination of Certain Rights..................................................................59
         13.7     Waiver.........................................................................................59
         13.8     Application of Rent Loss and/or Business Interruption Insurance................................59
         13.9     Obligation To Account..........................................................................60


                                      (iv)

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ARTICLE 14        CONDEMNATION...................................................................................60
         14.1     Parties' Rights and Obligations................................................................60
         14.2     Total Taking...................................................................................60
         14.3     Partial or Temporary Taking....................................................................60
         14.4     Restoration....................................................................................61
         14.5     Award Distribution.............................................................................62
         14.6     Control of Proceedings.........................................................................62

ARTICLE 15        PERMITTED CONTESTS.............................................................................62
         15.1     Lessee's Right to Contest......................................................................62
         15.2     Lessor's Cooperation...........................................................................63
         15.3     Lessee's Indemnity.............................................................................63

ARTICLE 16        DEFAULT........................................................................................63
         16.1     Events of Default..............................................................................63
         16.2     Remedies.......................................................................................65
         16.3     Damages........................................................................................66
         16.4     Lessee Waivers.................................................................................67
         16.5     Application of Funds...........................................................................67
         16.6     Lessor's Right to Cure.........................................................................67
         16.7     No Waiver By Lessor............................................................................67
         16.8     Right of Forbearance...........................................................................68
         16.9     Cumulative Remedies............................................................................68

ARTICLE 17        SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER............................................69
         17.1     Surrender......................................................................................69
         17.2     Transfer of Permits and Contracts..............................................................69
         17.3     No Acceptance of Surrender.....................................................................70
         17.4     Holding Over...................................................................................70

ARTICLE 18        PURCHASE OF THE LEASED PROPERTY................................................................70
         18.1     Purchase of the Leased Property................................................................70
         18.2     Appraisal......................................................................................71
                  18.2.1   Designation of Appraisers.............................................................71
                  18.2.2   Appraisal Process.....................................................................71
                  18.2.3   Specific Enforcement and Costs........................................................72
         18.3     Lessee's Option to Purchase....................................................................72
                  18.3.1   Conditions to Option..................................................................72
                  18.3.2   Exercise of Option....................................................................72
                  18.3.3   Conveyance............................................................................73
                  18.3.4   Calculation of Purchase Price.........................................................73
                  18.3.5   Payment of Purchase Price.............................................................73
                  18.3.6   Place and Time of Closing.............................................................73
                  18.3.7   Condition of Leased Property..........................................................73


                                       (v)

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                  18.3.8   Quality of Title......................................................................73
                  18.3.9   Lessor's Inability to Perform.........................................................73
                  18.3.10  Merger by Deed........................................................................74
                  18.3.11  Use of Purchase Price to Clear Title..................................................74
                  18.3.12  Lessee's Default......................................................................74

ARTICLE 19        SUBLETTING AND ASSIGNMENT......................................................................74
         19.1     Subletting and Assignment......................................................................74
         19.2     Permitted Subleases............................................................................75
         19.3     Attornment.....................................................................................75
         19.4     Permitted Transfers............................................................................75

ARTICLE 20        TITLE TRANSFERS AND LIENS GRANTED BY LESSOR....................................................75
         20.1     No Merger of Title.............................................................................75
         20.2     Transfers By Lessor............................................................................76
         20.3     Lessor May Grant Liens.........................................................................76
         20.4     Subordination and Non-Disturbance..............................................................76

ARTICLE 21        LESSOR OBLIGATIONS.............................................................................77
         21.1     Quiet Enjoyment................................................................................77
         21.2     Memorandum of Lease............................................................................77
         21.3     Default by Lessor..............................................................................78

ARTICLE 22        NOTICES........................................................................................78

ARTICLE 23        ENVIRONMENTAL MATTERS..........................................................................79
         23.1     Maintenance of Leased Property.................................................................79
         23.2     Notice of Environmental Conditions.............................................................80
         23.3     The Lessee's Agreement To Take Remedial Actions................................................80
         23.4     The Lessor's Rights To Inspect The Leased Property and Take Remedial
                  Actions........................................................................................80
         23.5     Environmental Indemnification..................................................................82
         23.6     Survival.......................................................................................82

ARTICLE 24        MISCELLANEOUS PROVISIONS.......................................................................83
         24.1     Broker's Fee Indemnification...................................................................83
         24.2     No Joint Venture or Partnership................................................................83
         24.3     Amendments, Waivers and Modifications..........................................................83
         24.4     Captions and Headings..........................................................................84
         24.5     Time is of the Essence.........................................................................84
         24.6     Counterparts...................................................................................84
         24.7     Entire Agreement...............................................................................84
         24.8     WAIVER OF JURY TRIAL...........................................................................84
         24.9     Successors and Assigns.........................................................................85


                                      (vi)



         24.10    No Third Party Beneficiaries...................................................................85
         24.11    Governing Law..................................................................................85
         24.12    General........................................................................................86
         24.13    Consents.......................................................................................86
         24.14    HUD Regulatory Agreements......................................................................87


EXHIBIT A         LEGAL DESCRIPTION OF THE LAND
EXHIBIT B         PERMITTED ENCUMBRANCES


                                      (vii)

                            FACILITY LEASE AGREEMENT


         This FACILITY LEASE AGREEMENT ("Lease") is dated as of the 16th day of March, 1998 and is between Desert Amethyst Phase II Limited Partnership (the "Lessor"), an Arizona limited partnership, having its principal office at 2221 East Broadway, Suite 211, Tucson, AZ 85719, and CareMatrix of the Inn at the Amethyst, Inc. (the "Lessee"), a Delaware corporation, having its principal office at 197 First Avenue, Needham, Massachusetts 02194.


                                    ARTICLE 1
                                    ---------

                 LEASED PROPERTY; TERM; CONSTRUCTION; EXTENSIONS
                 -----------------------------------------------

         1.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, the Lessor leases to the Lessee and the Lessee rents and leases from the Lessor all of the Lessor's rights and interests in and to the following real and personal property (collectively, the "Leased Property"):

         (a) the real property described in EXHIBIT A attached hereto (the "Land");

         (b) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines, and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

         (c) all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefiting any or all of the Land and the Leased Improvements; and

         (d) all equipment, machinery, building fixtures, and other items of property (whether realty, personalty or mixed), including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tangible Personal Property (as hereinafter defined) which are not permanently affixed to or incorporated in the Leased Property (collectively, the "Fixtures"); and

         (e) Lessor's Personal Property.

         The Leased Property is leased in its present condition, AS IS, without representation or warranty of any kind, express or implied, by the Lessor and subject to: (i) the rights of parties in possession; (ii) the existing state of title including all covenants, conditions, Liens (as hereinafter defined) and other matters of record (including, without limitation, the matters set forth in EXHIBIT B); (iii) all applicable laws and (iv) all matters, whether or not of a similar nature, which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof.

         1.2 Term. The term of this Lease shall consist of: the "Initial Term", which shall commence on March 16, 1998 (the "Commencement Date") and end on March 15, 2013 (the "Expiration Date"); provided, however, that this Lease may be sooner terminated as hereinafter provided. In addition, the Lessee shall have the options to extend the Term (as hereinafter defined) as provided for in
Section 1.3.

         1.3 Extended Terms. Provided that this Lease has not been previously terminated, and as long as there exists no Lease Default (as hereinafter defined) at the time of exercise and on the last day of the Initial Term or the then current Extended Term (as hereinafter defined), as the case may be, the Lessee is hereby granted the options to extend the Initial Term of this Lease for three (3) additional periods (collectively, the "Extended Terms") as follows: three (3) successive five (5) year periods for a maximum Term, if all such options are exercised, which ends on March 15, 2028. The Lessee's extension options shall be exercised by the Lessee by giving written notice to the Lessor of each such extension at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the termination of the Initial Term or the then current Extended Term, as the case may be. The Lessee shall have no right to rescind any such notice once given. The Lessee may not exercise its option for more than one Extended Term at a time. During each effective Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect.


                                    ARTICLE 2
                                    ---------

                      DEFINITIONS AND RULES OF CONSTRUCTION
                      -------------------------------------

         2.1 Definitions. For all purposes of this Lease and the other Lease Documents (as hereinafter defined), except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and (ii) all references in this Lease or any of the other Lease Documents to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease or the other applicable Lease Document.

         Accounts:  As defined in the UCC.

         Act:  As defined in Section 11.3.

         Additional Debt Service Payments: All payments, other than the Debt Service Rental Payments, due and payable under any Fee Mortgage Loan Documents, including, without limitation, all reserves, deposits and other costs, expenses and charges due and payable thereunder (including, without limitation, any other costs, expenses and late charges incurred by the Lessor as a result of any failure by Lessee to satisfy, on a timely basis, the obligations set forth under
Section 3.1 and 3.2), but, specifically excluding any so-called "balloon payments" due at the maturity any loan evidenced by any Fee Mortgage Loan Documents and all costs and expenses incurred in connection with any refinancing thereof.

         Additional Charges: As defined in Article 3.

         Additional HUD Insured Mortgage: That certain Deed of Trust, dated as of June 25, 1990, granted by the Lessor to Ticor Title Insurance Company for the benefit of RLM, recorded in the Office of the Maricopa County Recorder in Document No. 90-282763, as affected by (i) that certain Consolidation and Modification Agreement, dated as of June 25, 1990, by and between the Lessor, RLM and the Department, recorded in the Office of the Maricopa County Recorder in Document No. 90-282764, (ii) that certain Assignment of Deed of Trust, dated June 27, 1990, from RLM to the HUD Mortgagee, recorded in the Office of the Maricopa County Recorder in Document No. 90-286786, and (iii) that certain Modification of Deed of Trust Note and Deed of Trust, dated as of December 15, 1992, by and between the Lessor and the HUD Mortgagee, recorded in Document No. 92-714603.

         Additional Land:  As defined in Section 9.3.

         Additional Rent: As defined in Section 3.2.

         Affiliate: With respect to any Person (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person or (iii) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests, membership interests or other equity interests.

         Appurtenant Agreements: Collectively, all instruments, documents and other agreements that now or hereafter create any utility, access or other rights or appurtenances benefiting or relating to the Leased Property.

         Award: All compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

         Base Rent:  As defined in Section 3.1.

         Business Day: Any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America, the Commonwealth of Massachusetts, the State or the state in which the Lessor's depository bank is located.

         Capital Additions: Collectively, all new buildings and additional structures annexed to any portion of any of the Leased Improvements and material expansions of any of the Leased Improvements which are constructed on any portion of the Land during the Term, including, without limitation, the construction of a new wing or new story, the renovation of any of the Leased Improvements on the Leased Property in order to provide a functionally new facility that is needed or used to provide services not previously offered and any expansion, construction, renovation or conversion or in order to (i) increase the unit capacity of a Facility, (ii) change the purpose for which such units are utilized and/or (iii) change the utilization of any material portion of any of the Leased Improvements.

         Capital Addition Cost: The cost of any Capital Addition made by the Lessee whether paid for by the Lessee or the Lessor. Such cost shall include all costs and expenses of every nature whatsoever incurred directly or indirectly in connection with the development, permitting, construction and financing of a Capital Addition as reasonably determined by, or to the reasonable satisfaction of, the Lessor.

         CareMatrix: CareMatrix Corporation, a Delaware corporation, and its successors and assigns.

         Cash Flow: The Net Income (or Net Loss), arising solely from the operation of the Leased Property, before federal and state income taxes for any period plus the amount of the provision for depreciation and amortization actually deducted on the books of the Facility for the purposes of computing such Consolidated Net Income (or Consolidated Net Loss) for the period involved.

         Cash Flow Rental Payments:  As defined in Section 3.1.

         Casualty:  As defined in Section 13.1.

         Chattel Paper:  As defined in the UCC.

         Closing:  As defined in Section 18.3.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commencement Date:  As defined in Section 1.2.

         Condemnation: With respect to the Leased Property or any interest therein or right accruing thereto or use thereof (i) the exercise of any Governmental Authority, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by the Lessor to any Condemnor, either under threat of Condemnation or Taking or while legal proceedings for Condemnation or Taking are pending.

         Condemnor: Any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

         Consolidated and Consolidating: The consolidated and consolidating accounts of the relevant Person and its Subsidiaries consolidated in accordance with GAAP.

         Consolidated Financials: For any fiscal year or other accounting period for any Person and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP, and disclosing all liabilities of such Person and its consolidated Subsidiaries, including, without limitation, contingent liabilities.

         Consultants: Collectively, the architects, engineers, inspectors, surveyors and other consultants that are engaged from time to time by the Lessor to perform services for the Lessor in connection with this Lease.

         Contracts: All agreements, contracts, (including without limitation, construction contracts, subcontracts, and architects' contracts,) contract rights, warranties and representations, franchises, and records and books of account benefiting, relating to or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession, or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacement and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority or maintained or used by any member of the Leasing Group or entered into by any member of the Leasing Group with any third Person.

         Current Management Agreement: That certain Management Agreement of even date by and between the Lessee and the Current Manager.

         Current Manager: Netwest Development Corporation, an Arizona corporation.

         Date of Taking: The date the Condemnor has the right to possession of the property being condemned.

         Debt Service: All principal and interest payments due and payable under any Fee Mortgage Loan Documents, but specifically excluding any so-called "balloon payments" due at the maturity any loan evidenced by any Fee Mortgage Loan Documents and all costs and expenses incurred in connection with any refinancing thereof.

         Debt Service Rental Payments: As defined in Section 3.1.

         Deed: As defined in Section 18.3.

         Department: The United States Department of Housing and Urban Development.

         Documents: As defined in the UCC.

         Encumbrance: As defined in Section 20.3.

         Environmental Enforcement Actions: Collectively, all actions or orders instituted, threatened or required by any Governmental Authority and all claims made or threatened by any Person against Lessee or the Leased Property (or any other occupant, prior occupant or prior owner thereof or any other Person), arising out of or in connection with any of the Environmental Laws or the assessment, monitoring, clean-up, containment, remediation or removal of, or damages caused or alleged to be caused by, any Hazardous Substances (i) located on or under the Leased Property, (ii) emanating from the Leased Property or
(iii) generated, stored, transported, utilized, disposed of, managed or released by Lessee or any other occupant of the Leased Property.

         Environmental Laws: Collectively, all Legal Requirements applicable to
(i) environmental conditions on, under or emanating from the Leased Property and
(ii) the generation, storage, transportation, utilization, disposal, management or release (whether or not on, under or from the Leased Property) of Hazardous Substances by the Lessee.

         ERISA: The Employment Retirement Income Security Act of 1974, as amended.

         Event of Default: As defined in Article 16.

         Expiration Date: As defined in Section 1.2.

         Extended Terms: As defined in Section 1.3.

         Facility: The 81 unit retirement, independent living and assisted living facility known as the Inn at the Amethyst Assisted Living Community located on the Land (together with related parking and other amenities).

         Facility Expenses: Collectively, (i) all costs, expenses and cash disbursements of any type relating to or arising out of (a) the ownership of the Leased Property and which are payable by Lessee hereunder including, without limitation, Impositions, Capital Additions, Material Structural Work, other repairs to and/or renovations of the Leased Property, expenses incurred in connection with the maintenance of the Leased Property and the Debt Service Rental Payments and the Additional Rent payable by Lessee hereunder, (b) the operation of the Lessee's business on the Leased Property, including, without limitation, the funding of any necessary reserves and the payment of any management fees and (ii) the performance of any obligation imposed on the Lessee hereunder as a result of any obligations, conditions and/or requirements set forth under any Fee Mortgage Loan Documents.

         Failure to Perform: As defined Article 16.

         Fair Market Added Value: The Fair Market Value of the Leased Property (including all Capital Additions) minus the Fair Market Value of the Leased Property determined as if no Capital Additions paid for by the Lessee had been constructed.

         Fair Market Value of the Capital Addition: The amount by which the Fair Market Value of the Leased Property upon the completion of a particular Capital Addition exceeds the Fair Market Value of the Leased Property just prior to the construction of the particular Capital Addition.

         Fair Market Value of the Leased Property: The fair market value of the Leased Property, including all Capital Additions, and including the Land and all other portions of the Leased Property, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Section 18.2 or in such other manner as shall be mutually acceptable to the Lessor and the Lessee (including, without limitation, as a negotiated percentage of total project costs) and (c) not taking into account any reduction in value resulting from any Lien to which the Leased Property is subject and which Lien the Lessee or the Lessor is otherwise required to remove at or prior to closing of the transaction. However, the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment provisions and other terms and conditions of any Lien on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining the Fair Market Value of the Leased Property. The Fair Market Value of the Leased Property shall be determined as the overall value based on due consideration of the "income" approach, the "comparable sales" approach, and the "replacement cost" approach.

         Fair Market Value of the Material Structural Work: The amount by which the Fair Market Value of the Leased Property upon the completion of any particular Material Structural Work exceeds the Fair Market Value of the Leased Property just prior to the construction of the applicable Material Structural Work.

         Fee Mortgage: As defined in Section 20.3.

         Fee Mortgagee: As defined in Section 20.3.

         Fee Mortgage Loan Documents: Collectively, all documents, instruments and agreements now or hereafter executed by the Lessor evidencing and/or securing any loan secured by any Fee Mortgage, as the same may be amended, modified or extended from time to time.

         Financing Party: Any Person who is or may be participating with the Lessor in any way in connection with the financing of any Capital Addition.

         Fiscal Year: The twelve (12) month period from January 1st to December 31st.

         Fixtures: As defined in Article 1.

         GAAP: Generally accepted accounting principles, consistently applied throughout the relevant period.

         General Intangibles: As defined in the UCC.

         Governmental Authorities: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures, and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipal, city or otherwise and whether now or hereinafter in existence.

         Gross Revenues: Collectively, all revenues generated by reason of the operation of the Leased Property (including any Capital Additions), whether or not directly or indirectly received or to be received by the Lessee, including, without limitation, all revenues received or receivable for the use of, or otherwise by reason of, all rooms, beds and other facilities provided, membership fees, entrance fees, meals served, catering and other services performed, space or facilities subleased or goods sold on or from the Leased Property, including, without limitation, any revenues generated from gift shop, coffee shop, vending machine, laundry machine, barber shop, beauty shop and all other concessions and further including, without limitation, except as otherwise specifically provided below, any consideration received under any subletting, licensing, or other arrangements with any Person relating to the possession or use of the Leased Property and all revenues from all ancillary services provided at or relating to the Leased Property; provided, however, that Gross

Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business and shall not include the proceeds of any loans received by the Lessee; and provided, further, that there shall be excluded or deducted (as the case may be) from such revenues:

         (i) contractual allowances (relating to any period during the Term of this Lease and thereafter until the Rent hereunder is paid in full) for billings not paid by or received from the appropriate Governmental Agencies or third party payors,

         (ii) allowances according to GAAP for uncollectible accounts,

         (iii) all proper patient and/or resident billing credits and adjustments according to GAAP,

         (iv) federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the patient, resident or other recipient of such services or goods, whether included in the billing or stated separately,

         (v) provider discounts for hospital or other medical facility utilization contracts,

         (vi) the cost of any federal, state or local governmental program imposed specially to provide or finance indigent patient and/or resident care (other than Medicare, Medicaid and the like), and

         (vii) deposits refundable to residents of the Facility.

         To the extent that the Leased Property is subleased or occupied by an Affiliate of the Lessee which is a wholly-owned Subsidiary of CareMatrix, Gross Revenues calculated for all purposes of this Lease shall include the Gross Revenues of such Sublessee with respect to the premises demised under the applicable Sublease (i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the Leased Property) and the rent received or receivable from such Sublessee pursuant to such Subleases shall be excluded from Gross Revenues for all such purposes. As to any other Sublease, only the rental actually received by the Lessee shall be included in Gross Revenues.

         Hazardous Substances: Collectively, (i) any "hazardous material," "hazardous substance," "hazardous waste," "oil," "regulated substance," "toxic substance," "restricted hazardous waste", "special waste" or words of similar import as defined under any of the Environmental Laws; (ii) asbestos in any form; (iii) urea formaldehyde foam insulation; (iv) polychlorinated biphenyls;
(v) radon gas; (vi) flammable explosives; (vii) radioactive materials; (viii) any chemical, containment, solvent, material, pollutant or substance that may be dangerous or detrimental to the Leased Property, the environment, or the health and safety of the patients, residents and other occupants of the Leased Property or of the owners or occupants of any other real property nearby the Leased Property and (ix) any substance, the generation, storage, transportation, utilization, disposal, management, release or location of which, on, under or from the Leased Property is prohibited or otherwise regulated pursuant to any of the Environmental Laws.

         HUD Escrow Accounts: Collectively, all escrow accounts held by the HUD Mortgagee to secure the obligations under the HUD Financing Documents.

         HUD Financing Documents: Collectively, the HUD Insured Note, the HUD Insured Mortgage, the Additional HUD Insured Mortgage, the HUD Regulatory Agreements and all other documents and instruments evidencing, securing or otherwise given in connection with the loan evidenced by the HUD Insured Note, as all of the same may be hereafter amended, modified, revised, renewed and/or replaced.

         HUD Insured Mortgage: That certain Deed of Trust, dated as of December 15, 1988, granted by the Lessor to Title USA Company of Arizona as Trustee for the benefit of RLM, recorded in the Office of the Maricopa County Recorder in Document No. 88-609068, as affected by (i) that certain Consolidation and Modification Agreement, dated as of June 25, 1990, by and between the Lessor, RLM and the Department, recorded in the Office of the Maricopa County Recorder in Document No. 90-282764, (ii) that certain Assignment of Deed of Trust, dated June 27, 1990, from RLM to the HUD Mortgagee, recorded in the Office of the Maricopa County Recorder in Document No. 90-286786, and (iii) that certain Modification of Deed of Trust Note and Deed of Trust, dated as of December 15, 1992, by and between the Lessor and the HUD Mortgagee, recorded in the Office of the Maricopa County Recorder in Document No. 92-714603.

         HUD Insured Note: That certain Deed of Trust Note dated December 15, 1988, in the original principal amount of THREE MILLION SIX HUNDRED THIRTY-THREE THOUSAND FIVE HUNDRED DOLLARS ($3,633,500) made by the Lessor to RLM, as affected by that certain Modification of Deed of Trust Note and Deed of Trust, dated as of December 15, 1992, by and between the Lessor and the HUD Mortgagee, recorded in the Office of the Maricopa County Recorder in Document No. 92-714603.

         HUD Mortgagee: The State Teachers Retirement Board of Ohio, a statutory organization under the laws of the State of Ohio.

         HUD Regulatory Agreements: Collectively, that certain (i) Regulatory Agreement by and between the Lessor and the HUD Secretary, dated December 15, 1988 and (ii) Regulatory Agreement by and between the Lessee and the HUD Secretary, as the same may be hereafter amended, modified, revised, reviewed and/or replaced.

         HUD Secretary: The Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner.

         Impositions: Collectively, all taxes (including, without limitation, all capital stock and franchise taxes of the Lessor, all ad valorem, property, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, rent, occupancy and/or hotel taxes, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of this Lease or any extensions hereof, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of either or both of the Leased Property and the Rent (including all interest and penalties thereon due to any failure in payment by the Lessee), which at any time prior to, during or in respect of the Term hereof and thereafter until the Leased Property is surrendered to the Lessor as required by the terms of this Lease, may be assessed or imposed on or in respect of or be a Lien upon (a) the Lessor or the Lessor's interest in the Leased Property, (b) the Leased Property or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property. Notwithstanding the foregoing, nothing contained in this Lease shall be construed to require the Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on the Lessor or any other Person, except the Lessee or its successors, (2) any net revenue tax of the Lessor or any other Person, except the Lessee and its successors, (3) any tax imposed with respect to the proceeds, or any portion thereof, received by the Lessor as a result of the sale, exchange or other disposition by the Lessor of the Leased Property, except any sale, transfer, exchange or other disposition of the Leased Property to the Lessee, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property; provided, however, the provisos set forth in clauses (1) and (2) of this sentence shall not be applicable to the extent that any tax, assessment, tax levy or charge which the Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof. In computing the amount of any franchise tax or capital stock tax which may be or become an Imposition, the amount payable by the Lessee shall be equitably apportioned based upon all properties owned by the Lessor that are located within the particular jurisdiction subject to any such tax.

         Indebtedness: The total of all obligations of a Person, whether current or long-term, which in accordance with GAAP would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined, and shall also include (i) all capital lease obligations and (ii) all guarantees, endorsements (other than for collection of instruments in the ordinary course of business), or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement contingent or otherwise to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

         Indemnified Parties: As defined in Section 12.2.

         Initial Term: As defined in Section 1.2.

         Instruments: As defined in the UCC.

         Insurance Requirements: All terms of any insurance policy required by this Lease, all requirements of the issuer of any such policy with respect to the Leased Property and the activities conducted thereon and the requirements of any insurance board, association or organization or underwriters' regulations pertaining to the Leased Property.

         Land: As defined in Article 1.

         Lease: As defined in the preamble of this Lease.

         Lease Default: The occurrence of any default or breach of condition continuing beyond any applicable notice and/or grace periods under this Lease and/or any of the other Lease Documents.

         Lease Documents: Collectively, this Lease, and any and all other instruments, documents, certificates or agreements now or hereafter (i) executed or furnished by any member of the Leasing Group in connection with the transactions evidenced by this Lease and/or any of the foregoing documents and/or (ii) evidencing or securing any of the Lessee's obligations relating to the Leased Property, including, without limitation, the Lessee's obligations hereunder, as the same may be amended from time to time.

         Lease Obligations: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Lessor's obligations) under this Lease and the other Lease Documents.

         Leased Improvements:  As defined in Article 1.

         Leased Property:  As defined in Article 1.

         Leasing Group: Collectively, the Lessee, any Sublessee and any Manager.

         Legal Requirements: Collectively, all statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, judgments, decrees and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use and health-care assisted living and independent senior housing licensing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any Governmental Authority, affecting the Lessor, any member of the Leasing Group or the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in connection with the Leased Property, including, without limitation, any of the foregoing which may (i) require repairs, modifications or alterations in or to the Leased Property, (ii) in any way affect (adversely or otherwise) the use and enjoyment of the Leased Property or (iii) require the assessment, monitoring, clean-up, containment, removal, remediation or other treatment of any Hazardous Substances on, under or from the Leased Property. Without limiting the foregoing, the term Legal Requirements includes all Environmental Laws and shall also include all Permits and Contracts issued or entered into by any Governmental Authority and all Permitted Encumbrances.

         Lessee: As defined in the preamble of this Lease and its successors and assigns.

         Lessee's Election Notice: As defined in Section 14.3.

         Lessee's Purchase Option Notice: As defined in Section 18.3.

         Lessor: As defined in the preamble of this Lease and its successors and assigns.

         Lessor's Personal Property: The personal property owned by the Lessor that located at or used in connection with the operation of the Leased Property.

         Lien: With respect to any real or personal property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

         Management Agreement: Any agreement, whether written or oral, between the Lessee or any Sublessee and any other Person pursuant to which the Lessee or such Sublessee provides any payment, fee or other consideration to any other Person to operate or manage the Facility, as the same may be amended, modified or extended from time to time, including, without limitation, the Current Management Agreement.

         Manager: Any Person who has entered into a Management Agreement with the Lessee or any Sublessee, including, without limitation, the Current Manager.

         Material Structural Work: Any (i) structural alteration, (ii) structural repair or (iii) structural renovation to the Leased Property that would require (a) the design and/or involvement of a structural engineer and/or architect and/or (b) the issuance of a Permit.

         Monthly Debt Service: The monthly debt service (i.e. all interest, including without limitation, interest, if any, calculated at a default or penalty rate and principal) payments due under any Fee Mortgage Loan Documents during any calendar month including, without limitation, any costs, expenses and late charges incurred by the Lessor as a result of any failure by the Lessee to satisfy, on a timely basis, the Lessee's obligations under the Lease, but, specifically excluding any so-called "balloon payments" due at the maturity thereof.

         Net Income (or Net Loss): The net income (or net loss, expressed as a negative number) of the Facility for any period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

         Non-Chancellor Percentage: The percentage of the partnership interests, from time to time, held in the Lessor by all partners other than Chancellor of Arizona, Inc.

         Officer's Certificate: A certificate of the Lessee signed on behalf of the Lessee by the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of the Lessee, or another officer authorized to so sign by the Board of Directors or By-Laws of the Lessee, or any other Person whose power and authority to act has been authorized by delegation in writing by any of the Persons holding the foregoing offices.

         Overdue Rate: On any date, a rate of interest per annum equal to the greater of: (i) a variable rate of interest per annum equal to one hundred twenty percent (120%) of the Prime Rate, or (ii) eighteen percent (18%) per annum; provided, however, in no event shall the Overdue Rate be greater than the maximum rate then permitted under applicable law to be charged by the Lessor.

         PBGC: Pension Benefit Guaranty Corporation.

         Permits: Collectively, all permits, licenses, approvals, qualifications, rights, variances, permissive uses, accreditations, certificates, certifications, consents, agreements, contracts, contract rights, franchises, interim licenses, permits and other authorizations of every nature whatsoever required by, or issued under, applicable Legal Requirements benefiting, relating or affecting the Leased Property or the construction, development, maintenance, management, use or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacements and substitutions therefor, now or hereafter required or issued by any Governmental Authority, Accreditation Body or Third Party Payor to any member of the Leasing Group, or maintained or used by any member of the Leasing Group, or entered into by any member of the Leasing Group with any third Person.

         Permitted Encumbrances: Collectively, those agreements, covenants and Liens to which this Lease is expressly subject, whether presently existing, as are listed on EXHIBIT B or were listed on the UCC lien search results delivered to the Lessor at or prior to the execution and delivery of this Lease (and were not required to be terminated as a condition of the execution and delivery of this Lease), or which may hereafter be created in accordance with the terms hereof, including, without limitation, any Encumbrances.

         Permitted Prior Security Interests: As defined in Section 6.1.

         Person: Any individual, corporation, general partnership, limited partnership, joint venture, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, unincorporated association, Governmental Authority or other entity of any kind or nature.

         Plans and Specifications: As defined in Section 13.1.

         Positive Cash Flow: The excess, if any, of the Gross Revenues for any given period over the total amount of Facility Expenses for the applicable period.

         Primary Intended Use: The use of the Facility as an independent living and assisted living facility with eighty-one (81) units or such additional number of units as may hereafter be permitted under this Lease, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto; provided, however, that, subject to the terms of the HUD Regulatory Agreement, as long as the number of units at the Facility is at no time below 160, the Lessee may change the number of units at the Facility, provided, further, that (i) any such change is effected in accordance with all applicable Legal Requirements, (ii) the Lessee shall deliver to the Lessor prior written notice of its intention to effect such change and (iii) it is not reasonably foreseeable that any such change would have a materially adverse impact on the financial condition of the Facility.

         Prime Rate: The variable rate of interest per annum from time to time announced by the Reference Bank as its prime rate of interest and in the event that the Reference Bank no longer announces a prime rate of interest, then the Prime Rate shall be deemed to be the variable rate of interest per annum which is the prime rate of interest or base rate of interest from time to time announced by any other major bank or other financial institution reasonably selected by the Lessor.

         Principal Place of Business: As defined in Section 10.1.

         Proceeds: As defined in the UCC.

         Purchase Option: As defined in Section 18.3.

         Purchase Price: As defined in Section 18.3.

         Receivables: Collectively, all (i) Instruments, Documents, Accounts, Proceeds, General Intangibles and Chattel Paper and (ii) rights to payment for goods sold or leased or services rendered by the Lessee or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness.

         Reference Bank: NationsBank, N.A.

         Rent: Collectively, the Base Rent, the Additional Rent, the Additional Charges and all other sums payable under this Lease and the other Lease Documents.

         Rent Insurance Proceeds: As defined in Section 13.8.

         Resident Agreements: Collectively, all Subleases now or hereafter executed or entered into by or on behalf of any Person allowing such Person to reside at the Facility, as the same may be amended from time to time.

         Retainage: As defined in Section 13.1.

         RLM: Reinlein/Leiser/McGee, a California general partnership.

         State: The state or commonwealth in which the Leased Property is located.

         Sublease: Collectively, all subleases, licenses, use agreements, concession agreements, tenancy at will agreements, room rentals, rentals of other facilities of the Leased Property and all other occupancy agreements of every kind and nature, whether oral or in writing, now in existence or subsequently entered into by the Lessee, encumbering or affecting the Leased Property.

         Sublessee: Any sublessee, licensee, concessionaire, tenant or other occupant under any of the Subleases, but excluding any resident of the Facility under any Resident Agreement.

         Subsidiary or Subsidiaries: With respect to any Person, any corporation or other entity of which such Person, directly, or indirectly, through another entity or otherwise, owns, or has the right to control or direct the voting of, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances).

         Surplus Cash: With respect to any applicable period, any cash remaining after:

         (l)      the payment of the

                  (a) all sums due or currently required to be paid under the terms of any of the HUD Financing Documents;

                  (b) all amounts required to be deposited in the reserve fund for replacements under the HUD Financing Documents;

                  (c) all other Facility Expenses other than the obligations described in clause (a) above unless funds are set aside or deferment of payment has been approved by the HUD Secretary; and

         (2)      The segregation of:

                  (a) an amount equal to the aggregate of all special funds required to be maintained by the Facility under the HUD Financing Documents; and

                  (b)      all tenants security deposits held.


         Surrounding Property: Any real property that abuts the Leased Property or any portion thereof.

         Taking: A taking or voluntary conveyance during the Term of the Leased Property, or any interest therein or right accruing thereto, or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         Tangible Personal Property: All machinery, equipment, furniture, furnishings, movable walls or partitions, computers or trade fixtures, goods, inventory, supplies, and other personal property owned or leased (pursuant to equipment leases) by the Lessee and used in connection with the operation of the Leased Property.

         Term: Collectively, the Initial Term and each Extended Term which has become effective pursuant to Section 1.3, as the context may require, unless earlier terminated pursuant to the provisions hereof.

         Time of Closing: As defined in Section 18.3.

         UCC: The Uniform Commercial Code as in effect from time to time in the State of Arizona.

         Unavoidable Delays: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto.

         Unsuitable For Its Primary Intended Use: As used anywhere in this Lease, the term "Unsuitable For Its Primary Intended Use" shall mean that, by reason of Casualty, or a partial or temporary Taking by Condemnation, in the good faith judgment of the Lessor, the

Facility cannot be operated on a commercially practicable basis for the Primary Intended Use, taking into account, among other relevant factors, the number of usable units affected by such Casualty or partial or temporary Taking.

         Work: As defined in Section 13.1.

         Work Certificates: As defined in Section 13.1.

         2.2 Rules of Construction. The following rules of construction shall apply to the Lease and each of the other Lease Documents: (a) references to "herein", "hereof" and "hereunder" shall be deemed to refer to this Lease or the other applicable Lease Document, and shall not be limited to the particular text or section or subsection in which such words appear; (b) the use of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require; (c) references to the Lessor's attorneys shall be deemed to include, without limitation, special counsel and local counsel for the Lessor; (d) reference to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff; (e) references to Leased Property shall be deemed to include references to all of the Leased Property and references to any portion thereof; (f) references to the Lease Obligations shall be deemed to include references to all of the Lease Obligations and references to any portion thereof; (g) the term "including", when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all of the items or matters that could reasonably fall within the broadest scope of the general statement; (h) any requirement that financial statements be Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more Subsidiaries; (i) all accounting terms not specifically defined in the Lease Documents shall be construed in accordance with GAAP and (j) all exhibits annexed to any of the Lease Documents as referenced therein shall be deemed incorporated in such Lease Document by such annexation and/or reference, (k) all references to any Fee Mortgage Loan Documents shall mean such Fee Mortgage Loan Documents as may then be in force and effect and (l) all references to any Fee Mortgagee shall mean the holder of any Fee Mortgage that is then in force and effect.


                                    ARTICLE 3
                                    ---------

                                      RENT
                                      ----

         3.1 Rent for Land, Leased Improvements, Related Rights and Fixtures. The Lessee shall pay to the Lessor a base rent (the "Base Rent") per annum that is equal to: (a) an amount equal to the Debt Service due from the Lessor to the holder of any Fee Mortgage encumbering the Leased Property during the applicable period (the "Debt Service Rental

Payments") and (b) an amount equal to the Non-Chancellor Percentage multiplied by the Positive Cash Flow, if any, for the applicable period (the "Cash Flow Rental Payments"). The Debt Service Rental Payments and the Cash Flow Rental Payments shall be payable in arrears on the first day of each calendar month, commencing on April 1, 1998; provided, however, that in the event that the terms of any promissory note secured by any Fee Mortgage requires Debt Service from the Lessor to be paid on any basis other than monthly in arrears, the Lessee's obligation to make monthly payments of the Debt Service Rental Payments shall be adjusted accordingly to coincide with the schedule of payments due to the applicable Fee Mortgagee under the applicable Fee Mortgage Loan Documents. The monthly Cash Flow Rental Payments to be paid in arrears shall be paid based upon the Lessee's estimate of the Positive Cash Flow for the immediately preceding month and shall be adjusted on the date that the next monthly Cash Flow Rental Payment is due, based on the actual Positive Cash Flow for the applicable month.

         The Lessor may refinance any Fee Mortgage now or hereafter encumbering the Leased Property, provided, that the Lessor obtains the Lessee's prior written consent to all of the terms and conditions of any such refinancing, which consent may be withheld in the Lessee's sole and absolute discretion.

         The Lessee will pay to the Lessor, in lawful money of the United States of America, at the Lessor's address set forth herein or at such other place or to such other Person as the Lessor from time to time may designate in writing, the Cash Flow Rental Payments. The Lessee will pay the Debt Service Rental Payments, in lawful money of the United States of America, directly to the applicable Fee Mortgagee (at the address that the Lessor or the Fee Mortgagee shall from time to time designate in writing to the Lessee).

         The Base Rent due and payable hereunder for any fractional month during the Term shall be prorated accordingly.

         Notwithstanding anything to the contrary set forth herein, at all times while any of the HUD Financing Documents may be in effect, (i) Cash Flow Rental Payments shall be defined as an amount equal to the Non-Chancellor Percentage multiplied by the Surplus Cash, if any for the applicable period, (ii) Cash Flow Rental Payments may only be made bi-annually, for the periods ending June 30th and December 31st of each year and (iii) Cash Flow Rental Payments may only be made after obtaining approval from the HUD Secretary with respect to the calculation of the Surplus Cash for the applicable period.

         3.2 Additional Rent. In addition to the Base Rent due and payable hereunder, the Lessee shall pay, as additional rent (the "Additional Rent") an amount equal to the Additional Debt Service Payments then due and payable under any applicable Fee Mortgage Loan Documents. The Additional Rent shall be due and payable when and if the Additional Debt Service Payments are due and payable under the applicable Fee Mortgage Loan Documents. The Lessee will pay the Additional Rent, in lawful money of the United States of America, directly to the applicable Fee Mortgagee (at the address that the Lessor or the Fee Mortgagee shall from time to time designate in writing the Lessee).

         Additional Rent due and payable hereunder for any fractional month during the terms shall be prorated accordingly.

         3.3 Additional Charges. Subject to the rights to contest as set forth in Article 15, in addition to the Base Rent and Additional Rent, (a) the Lessee will also pay and discharge as and when due and payable all Impositions, all amounts, liabilities and obligations under the Appurtenant Agreements due from or payable by the owner of the Leased Property, all amounts, liabilities and obligations under the Permitted Encumbrances due from or payable by the owner of the Leased Property and all other amounts, liabilities and obligations which the Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of the Lessee to pay any of those items referred to in clause (a) above, the Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and the Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Base Rent and the Additional Rent. To the extent that the Lessee pays any Additional Charges to the Lessor pursuant to any requirement of this Lease, the Lessee shall be relieved of its obligation to pay such Additional Charges to any other Person to which such Additional Charges would otherwise be due.

         3.4 Net Lease. The Rent shall be paid absolutely net to the Lessor, so that this Lease shall yield to the Lessor the full amount of the installments of Base Rent, Additional Rent and Additional Charges throughout the Term, without reduction, abatement or offset, except as may be expressly provided herein.

         3.5 No Lessee Termination or Offset.

         3.5.1 No Termination. Except as may be otherwise specifically and expressly provided in this Lease, the Lessee, to the extent not prohibited by applicable law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of the Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of the Lessor and the Lessee be otherwise affected by reason of (a) any Casualty or any Taking of the Leased Property, (b) the lawful or unlawful prohibition of, or restriction upon, the Lessee's use of the Leased Property or the interference with such use by any Person (other than the Lessor, except to the extent permitted hereunder) or by reason of eviction by paramount title; (c) any claim that the Lessee has or might have against the Lessor, (d) any default or breach of any warranty by the Lessor under this Lease or any other Lease Document, (e) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting the Lessor or any assignee or transferee of the Lessor or
(f) any other cause whether similar or dissimilar to any of the foregoing, other than a discharge of the Lessee from any of the Lease Obligations as a matter of law.

         3.5.2 Waiver. The Lessee to the fullest extent not prohibited by applicable law, hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to
(a) modify, surrender or terminate this Lease or quit or surrender the Leased Property or (b) entitle the Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by the Lessee hereunder, except as otherwise specifically and expressly provided in this Lease.

         3.5.3 Independent Covenants. The obligations of the Lessor and the Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by the Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or (except in those instances where the obligation to pay expressly survives the termination of this Lease) by termination of this Lease other than by reason of an Event of Default.

         3.6 Abatement of Rent Limited. There shall be no abatement of Rent on account of any Casualty, Taking or other event, except that in the event of a partial Taking or a temporary Taking as described in Section 14.3, the Base Rent shall be abated as follows: (a) in the case of such a partial Taking, Base Rent then due during the Lease Year in which such Taking occurs shall be reduced to equal the product of (i) the then current Base Rent multiplied by (ii) the difference between one minus a fraction the numerator of which is the Award, the denominator of which is the Fair Market Value of the Leased Property, and (b) in the case of such a temporary Taking, by reducing the Base Rent for the period of such a temporary Taking, by the net amount of the Award received by the Lessor.

         For the purposes of this Section 3.6, the "net amount of the Award received by the Lessor" shall mean the Award paid to the Lessor on account of such Taking, minus all costs and expenses incurred by the Lessor in connection therewith, and minus any amounts paid to or for the account of the Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Taking in order to create a viable and functional Facility under all of the circumstances.

                                   ARTICLE 4
                                   ---------

                         IMPOSITIONS; TAXES; UTILITIES;
                         ------------------------------
                               INSURANCE PAYMENTS
                               ------------------


         4.1 Payment of Impositions.

         4.1.1 Lessee To Pay. Subject to the provisions of Section 4.1.2 and
Article 15, the Lessee will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authority where feasible, and the Lessee will promptly furnish the Lessor copies of official receipts or other satisfactory proof evidencing payment not later than the last day on which the same may be paid without penalty or interest. Subject to the provisions of Article 15 and
Section 4.1.2, the Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof.

         4.1.2 Installment Elections. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), the Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof (subject to the Lessee's right to contest pursuant to the provisions of Section 4.1.5 below) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

         4.1.3 Returns and Reports. The Lessor, at its expense, shall, to the extent permitted by applicable law and subject to Section 11.3.9, prepare and file all tax returns and reports as may be required by Governmental Authorities in respect of the Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and the Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Governmental Authorities. The Lessor and the Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event that any Governmental Authority classifies any property covered by this Lease as personal property, the Lessee shall file all personal property tax returns in such jurisdictions where it may legally so file. The Lessor, to the extent it possesses the same, and the Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any portion of Leased Property so classified as personal property. Where the Lessor is legally required to file personal property tax returns, if the Lessee notifies the Lessor of the obligation to do so in each year at least thirty (30) days prior to the date any protest must be filed, the Lessee will be provided with copies of assessment notices so as to enable the Lessee to file a protest.

         4.1.4 Refunds. If no Lease Default shall have occurred and be continuing, subject to the terms of any Fee Mortgage Loan Documents, any refund due from any taxing authority in respect of any Imposition paid by the Lessee shall be paid over to or retained by the Lessee. If a Lease Default shall have occurred and be continuing, at the Lessor's or the Fee Mortgagee's option, exercisable by written notice to the Lessee, such funds shall be paid over to the Lessor or the Fee Mortgagee or shall be retained by the Lessor and, in any such event, shall be applied toward the Lease Obligations in accordance with the Lease Documents.

         4.1.5 Protest. Upon giving notice to the Lessor, at the Lessee's option and sole cost and expense, and subject to compliance with the provisions of
Article 15, and the terms of any of the Fee Mortgage Loan Documents, the Lessee may contest, protest, appeal, or institute such other proceedings as the Lessee may deem appropriate to effect a reduction of any Imposition and the Lessor, at the Lessee's cost and expense as aforesaid, shall fully cooperate in a reasonable manner with the Lessee in connection with such protest, appeal or other action.

         4.2 Notice of Impositions. The Lessor shall give prompt notice to the Lessee of all Impositions payable by the Lessee hereunder of which the Lessor at any time has knowledge, but the Lessor's failure to give any such notice shall in no way diminish the Lessee's obligations hereunder to pay such Impositions.

         4.3 Adjustment of Impositions. Impositions imposed in respect of the period during which the expiration or earlier termination of the Term occurs shall be adjusted and prorated between the Lessor and the Lessee, whether or not such Impositions are imposed before or after such expiration or termination, and the Lessee's obligation to pay its prorated share thereof shall survive such expiration or termination.

         4.4 Utility Charges. The Lessee will pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone and other utilities used in the Leased Property during the Term and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease.

         4.5 Insurance Premiums. The Lessee will pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to
Article 12 during the Term, and thereafter until the Lessee yields up the Leased Property in the manner required by this Lease. All such premiums shall be paid annually in advance and the Lessee shall furnish the Lessor with evidence satisfactory to the Lessor that all such premiums have been so paid prior to the commencement of the Term and thereafter at least thirty (30) days prior to the due date of each premium which thereafter becomes due. Notwithstanding the foregoing, the Lessee may pay such insurance premiums to the insurer in monthly installments so long as the applicable insurer is contractually obligated to give the Lessor not less than a thirty (30) days notice of non-payment and so long as no Lease Default has occurred and is continuing. In the event of the failure of the Lessee either to comply with the insurance requirements in

Article 12, or to pay the premiums for such insurance, or to deliver such policies or certificates thereof to the Lessor at the times required hereunder, the Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be a demand obligation of the Lessee to the Lessor.


                                    ARTICLE 5
                                    ---------

               OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
               ---------------------------------------------------
                    INSTALLATION, REMOVAL AND REPLACEMENT OF
                    ----------------------------------------
                                PERSONAL PROPERTY
                                -----------------


         5.1 Ownership of the Leased Property. The Lessee acknowledges that the Leased Property is the property of the Lessor and that, subject to the Permitted Encumbrances, the Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

         5.2 Personal Property; Removal and Replacement of Personal Property.

         5.2.1 Lessee To Equip Facility. The Lessee, at its sole cost and expense, shall install, affix or assemble or place on the Leased Property, sufficient items of Tangible Personal Property, in addition to the Lessor's Personal Property, to enable the Leased Property to be operated, in accordance with the requirements of this Lease for the Primary Intended Use, and such Tangible Personal Property and replacements thereof, shall be at all times the property of the Lessee.

         5.2.2 Sufficient Personal Property. The Lessee shall maintain, during the entire Term, the Tangible Personal Property and the Lessor's Personal Property in good order and repair and shall provide at its expense all necessary replacements thereof, as may be necessary in order to operate the Leased Property in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. In addition, the Lessee shall (a) furnish all necessary replacements of obsolete items of the Tangible Personal Property and the Lessor's Personal Property during the Term, unless the Lessee provides the Lessor with an explanation (reasonably acceptable to the Lessor) as to why such Tangible Personal Property and/or the Lessor's Personal Property is no longer required in connection with the operation of the Leased Property and (b) at least once a year, deliver to the Lessor, a detailed inventory of all such Tangible Personal Property and the Lessor's Personal Property.

         5.2.3 Removal and Replacement; Lessor's Option to Purchase. The Lessee shall not remove from the Leased Property any one or more items of Tangible Personal Property (whether now owned or hereafter acquired), the fair market value of which exceeds FIFTY THOUSAND DOLLARS ($50,000), individually or TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) collectively, except if such Tangible Personal

Property is simultaneously suitably replaced or the Lessee provides the Lessor with an explanation (reasonably satisfactory to the Lessor) as to why such Tangible Personal Property is no longer required in connection with the operation of the Leased Property. At its sole cost and expense, the Lessee shall restore the Leased Property to the condition required by Article 8, including repair of all damage to the Leased Property caused by the removal of the Tangible Personal Property, whether effected by the Lessee or the Lessor. Upon the expiration or earlier termination of this Lease, the Lessor shall have the option, which may be exercised prior to or within sixty (60) days following such expiration or termination, of (a) acquiring the Tangible Personal Property (pursuant to a bill of sale and assignments of any equipment leases, all in such forms as are reasonably satisfactory to the Lessor) upon payment of its book value (the Lessee's cost, minus depreciation), but not in excess of its fair market value or (b) requiring the Lessee to remove the Tangible Personal Property. If the Lessor exercises its option to purchase the Tangible Personal Property, the price to be paid by the Lessor shall be (i) reduced by the amount of all payments due on any equipment leases or any other Permitted Prior Security Interests assumed by the Lessor and (ii) applied to the Lease Obligations before any payment to the Lessee. If the Lessor requires the removal of the Tangible Personal Property, then all of the Tangible Personal Property that is not removed by the Lessee within ten (10) days following such request shall be considered abandoned by the Lessee and may be appropriated, sold, destroyed or otherwise disposed of by the Lessor without first giving notice thereof to the Lessee, without any payment to the Lessee and without any obligation to account therefor.


                                    ARTICLE 6
                                    ---------

                         SECURITY FOR LEASE OBLIGATIONS
                         ------------------------------


         6.1 Security for Lessee's Obligations.

         6.1.1 Security. Notwithstanding anything to the contrary set forth herein, in no event shall the Lessee be required to grant to the Lessor any security interest in Receivables; provided, however, upon any Lease Default or the expiration or earlier termination of this Lease, the Lessee shall provide the Lessor with copies of its books and records relating to Receivables, even if excluded from the security granted to the Lessor, so as to facilitate continuity of patient and resident care and billing.

         6.1.2 Purchase-Money Security Interests and Equipment Leases. Notwithstanding any other provision hereof regarding the creation of Liens, the Lessee may (a) grant priority purchase money security interests in items of Tangible Personal Property, (b) lease Tangible Personal Property from equipment lessors and (c) grant security interests in Receivables to institutional lenders. Security interests granted by the Lessee in full compliance with the provisions of this Section 6.1.2 are referred to as "Permitted Prior Security Interests."

                                    ARTICLE 7
                                    ---------

                      CONDITION AND USE OF LEASED PROPERTY;
                      -------------------------------------
                              MANAGEMENT AGREEMENTS
                              ---------------------


         7.1 Condition of the Leased Property. The Lessee acknowledges receipt and delivery of possession of the Leased Property and that the Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. The Lessee is leasing the Leased Property "AS-IS" in its present condition. The Lessee waives any claim or action against the Lessor in respect of the condition of the Leased Property. THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT; IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION AND/OR USE OF THE LEASED PROPERTY ARE TO BE BORNE BY THE LESSEE. THE LESSEE HEREBY ASSUMES ALL RISK OF THE PHYSICAL CONDITION OF THE LEASED PROPERTY, THE SUITABILITY OF THE LEASED PROPERTY FOR THE LESSEE'S PURPOSES, AND THE COMPLIANCE OR NON-COMPLIANCE OF THE LEASED PROPERTY WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING BUT NOT LIMITED TO ENVIRONMENTAL LAWS AND ZONING OR LAND USE LAWS.

         7.2 Use of the Leased Property; Compliance; Management.

         7.2.1 Obligation to Operate. The Lessee shall continuously operate the Leased Property in accordance with the Primary Intended Use and maintain its qualifications for licensure and accreditation as required by all applicable Legal Requirements and Insurance Requirements.

         7.2.2 Permitted Uses. During the entire Term, the Lessee shall use the Leased Property, or permit the Leased Property to be used, only for the Primary Intended Use. The Lessee shall not use the Leased Property or permit the Leased Property to be used for any other use without the prior written consent of the Lessor, which consent may be withheld in the Lessor's sole and absolute discretion.

         7.2.3 Compliance With Insurance Requirements. No use shall be made or permitted to be made of the Leased Property and no acts shall be done which will cause the cancellation of any insurance policy covering the Leased Property, nor shall the Lessee, any Manager or any other Person sell or otherwise provide to any patients, residents, other occupants or invitees therein, or permit to be kept, used or sold in or about the Leased

Property, any article which may be prohibited by any Legal Requirement or by any of the Insurance Requirements. Furthermore, the Lessee shall, at its sole cost and expense, take whatever other actions that may be necessary to comply with and to insure that the Leased Property complies with all Insurance Requirements.

         7.2.4 No Waste. The Lessee shall not commit or suffer to be committed any waste on, in or under the Leased Property, nor shall the Lessee cause or permit any nuisance thereon.

         7.2.5 No Impairment. The Lessee shall neither suffer nor permit the Leased Property to be used in such a manner as (a) might reasonably tend to impair the Lessor's title thereto or (b) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public or of implied dedication of the Leased Property.

         7.2.6 No Liens. Except as permitted pursuant to Section 6.1.2, the Lessee shall not permit or suffer any Lien to exist on the Tangible Personal Property and shall in no event cause, permit or suffer any Lien to exist with respect to the Leased Property other than as set forth in Section 11.4.2.

         7.3 Compliance with Legal Requirements. Without limiting any of the other terms or conditions set forth herein, the Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose and that the Lessee, at its sole cost and expense, will promptly (a) comply with, and shall cause every other member of the Leasing Group to comply with, all Legal Requirements relating to the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Property or interfere with the use and enjoyment of the Leased Property and (b) procure, maintain and comply with (in all material respects), and shall cause every other member of the Leasing Group to procure, maintain and comply with (in all material respects), all Contracts and Permits necessary or desirable in order to operate the Leased Property for the Primary Intended Use, and for compliance with all of the terms and conditions of this Lease. Unless a Lease Default has occurred or any event has occurred which, with the passage of time and/or the giving of notice would constitute a Lease Default, the Lessee may, upon prior written notice to the Lessor, contest any Legal Requirement to the extent permitted by, and in accordance with, the provisions set forth in Article 15.

         7.4 Management Agreements. From and after the Commencement Date, the Lessee shall not enter into any Management Agreement without the prior written approval of the Lessor and the Fee Mortgagee (to the extent that any such approval from any Fee Mortgagee is required under any Fee Mortgage Loan Documents), in each instance, which approval from the Lessor shall not be unreasonably withheld; provided, however, that, subject to the terms of any applicable Fee Mortgage Loan Documents, the Lessee may enter into a Management Agreement with an Affiliate of the Lessee without the approval of the Lessor. The Lessee shall not, without the prior written approval of the Lessor and any Fee

Mortgagee (to the extent that any such consent from any Fee Mortgagee is required under any Fee Mortgage Loan Documents), in each instance, which approval shall not be unreasonably withheld, agree to or allow: (a) any change in the ownership or control of the Manager, to the extent that, subject to the terms of the Management Agreement, any such change is prohibited or subject to the Lessee's approval, (b) the termination of any Management Agreement, except
(i) if either party thereto exercises a right to terminate the Management Agreement in accordance with its terms (unrelated to an allegation of a default) or (ii) in connection with the exercise by the Lessee of any of its remedies under the Management Agreement as a result of any default by the Manager thereunder, (c) any assignment by the Manager of its interest under the Management Agreement (except to an Affiliate of the Lessee) or (d) any material amendment of the Management Agreement. In addition, the Lessee shall, at its sole cost and expense, promptly and fully perform or cause to be performed every covenant, condition, promise and obligation of the licensed operator of the Leased Property under any Management Agreement.

         The Lessee shall furnish to the Lessor and any Fee Mortgagee, within three (3) Business Days after receipt thereof, or after the mailing or service thereof by the Lessee, as the case may be, a copy of each notice of default which the Lessee shall give to, or receive from any Person, based upon the occurrence, or alleged occurrence, of any default in the performance of any covenant, condition, promise or obligation under any Management Agreement.

         Whenever and as often as the Lessee shall fail to perform, promptly and fully, at its sole cost and expense, any covenant, condition, promise or obligation on the part of the licensed operator of the Leased Property under and pursuant to any Management Agreement, the Lessor, or a lawfully appointed receiver of the Leased Property, or, subject to the terms of any applicable Fee Mortgage Loan Documents, any Fee Mortgagee may, at their respective options (and without any obligation to do so), after five (5) days' prior notice to the Lessee (except in the case of an emergency, in which event, no notice shall be required) enter upon the Leased Property and perform, or cause to be performed, such work, labor, services, acts or things, and take such other steps and do such other acts as they may deem advisable, to cure such defaulted covenant, condition, promise or obligation, and any amount so paid or advanced by the Lessor, such receiver or such Fee Mortgagee and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses), shall be a demand obligation of the Lessee to the Lessor, such receiver or such Fee Mortgagee, and, such parties shall have the same rights and remedies for failure to pay such costs on demand as for the Lessee's failure to pay any other sums due hereunder.

                                    ARTICLE 8
                                    ---------

                              REPAIRS; RESTRICTIONS
                              ---------------------

         8.1 Maintenance and Repair.

         8.1.1 Lessee's Responsibility. The Lessee, at its sole cost and expense, shall keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under the Lessee's control in good order and repair (whether or not the need for such repairs occurs as a result of the Lessee's use, any prior use, the elements or the age of the Leased Property or such private roadways, sidewalks and curbs or any other cause whatsoever) and, subject to Articles 9, 13 and 14, the Lessee shall promptly, with the exercise of all reasonable efforts, undertake and diligently complete all necessary and appropriate repairs, replacements, renovations, restorations, alterations and modifications thereof of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition (concealed or otherwise) existing prior to the commencement of, or during, the Term and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease. In addition, the Lessee, at its sole cost and expense, shall make all repairs, modifications, replacements, renovations and alterations of the Leased Property (and such private roadways, sidewalks and curbs) that are necessary to comply with all applicable Legal Requirements and Insurance Requirements so that the Leased Property can be legally operated for the Primary Intended Use. All repairs, replacements, renovations, alterations, and modifications required by the terms of this Section 8.1 shall be (a) performed in a good and workmanlike manner in compliance with all Legal Requirements, Insurance Requirements and the requirements of Article 9 hereof and any applicable Fee Mortgage Loan Documents, using new materials well suited for their intended purpose and (b) consistent with the operation of the Leased Property in a first class manner. The Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property for the Primary Intended Use. To the extent that any of the repairs, replacements, renovations, alterations or modifications required by the terms of this Section
8.1 constitute Material Structural Work, the Lessee shall obtain the Lessor's prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) of the specific repairs, replacements, renovations, alterations and modifications to be performed by or on behalf of the Lessee in connection with such Material Structural Work. Notwithstanding the foregoing, in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such Material Structural Work as may be necessary in order to address such emergency without the Lessor's prior approval; provided, however, that the Lessee shall immediately thereafter advise the Lessor and any Fee Mortgagee of such emergency and the nature and scope of the Material Structural Work commenced and shall obtain the Lessor's approval of the remaining Material Structural Work to be completed.

         8.1.2 No Lessor Obligation. The Lessor shall not, under any circumstances, be required to build or rebuild any improvements on the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), or to make any repairs, replacements, renovations, alterations, restorations, modifications, or renewals of any nature or description to the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto) in any way.

         8.1.3 Lessee May Not Obligate Lessor. Nothing contained herein nor any action or inaction by the Lessor shall be construed as (a) constituting the consent or request of the Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services for any construction, alteration, addition, repair or demolition of or to the Leased Property or (b) giving the Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Lessor for the payment thereof or to make any agreement that may create, or in any way be the basis for, any right, title or interest in, or Lien or claim against, the estate of the Lessor in the Leased Property. Without limiting the generality of the foregoing, the right title and interest of the Lessor in and to the Leased Property shall not be subject to liens or encumbrances for the performance of any labor or services or the furnishing of any materials or other property furnished to the Leased Property at or by the request of the Lessee or any other Person other than the Lessor. The Lessee shall notify any contractor, subcontractor, laborer, materialman or vendor providing any labor, services or materials to the Leased Property of this provision.


                                    ARTICLE 9
                                    ---------

                          MATERIAL STRUCTURAL WORK AND
                          ----------------------------
                                CAPITAL ADDITIONS
                                -----------------


         9.1 Lessor's Approval. Without the prior written consent of the Lessor, which consent may be withheld by the Lessor, in its sole and absolute discretion, the Lessee shall make no Capital Addition or Material Structural Work to the Leased Property (including, without limitation, any change in the size or unit capacity of the Facility), except as may be otherwise expressly required pursuant to Article 8.

         9.2 General Provisions as to Capital Additions and Certain Material Structural Work. As to any Capital Addition or Material Structural Work (other than such Material Structural Work that is required to be performed pursuant to the terms of Section 8.1) for which the Lessor has granted its prior written approval, the following terms and conditions shall apply unless otherwise expressly set forth in the Lessor's written approval.

         9.2.1 No Liens. The Lessee shall not be permitted to create any Lien on the Leased Property in connection with any Capital Addition or Material Structural Work.

         9.2.2 Lessee's Proposal Regarding Capital Additions and Material Structural Work. If the Lessee desires to undertake any Capital Addition or Material Structural Work, the Lessee shall submit to the Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition or Material Structural Work and shall provide to the Lessor copies of, or information regarding, the applicable plans and specifications, Permits, Contracts and any other materials concerning the proposed Capital Addition or Material Structural Work, as the case may be, as the Lessor may reasonably request. Without limiting the generality of the foregoing, each such proposal pertaining to any Capital Addition shall indicate the approximate projected cost of constructing such Capital Addition, the use or uses to which it will be put and a good faith estimate of the change, if any, in the Gross Revenues that the Lessee anticipates will result from the construction of such Capital Addition.

         9.2.3 Lessor's Options Regarding Capital Additions and Material Structural Work. The Lessor shall have the options of: (a) denying permission for the construction of the applicable Capital Addition or Material Structural Work, (b) offering to finance the construction of the Capital Addition or Material Structural Work pursuant to Section 9.3, (c) allowing the Lessee to pay for or separately finance the construction of the Capital Addition or Material Structural Work, subject to compliance with the terms and conditions of Section 9.2.1, Section 9.4, Section 13.1, all Legal Requirements and all other requirements of this Lease and to such other terms and conditions as the Lessor may in its discretion impose or (d) any combination of the foregoing. Unless the Lessor notifies the Lessee in writing of a contrary election within forty-five
(45) days of the Lessee's request, the Lessor shall be deemed to have denied the request for the Capital Addition or Material Structural Work.

         9.2.4 Lessor May Elect to Finance Capital Additions or Material Structural Work. If the Lessor elects to offer financing for the proposed Capital Addition or Material Structural Work, the provisions of Section 9.3 shall apply.

         9.3 Capital Additions and Material Structural Work Financed by Lessor.

         9.3.1 Lessee's Financing Request. The Lessee may request that the Lessor provide or arrange financing for a Capital Addition or Material Structural Work by providing to the Lessor such information about the Capital Addition or Material Structural Work as he Lessor may reasonably request, including, without limitation, all information referred to in Section 9.2 above. The Lessee understands, however, that the Lessor shall be under no obligation to agree to such request. Nevertheless, the Lessor shall use reasonable efforts to notify the Lessee, within forty-five (45) days of receipt of such information, as to whether the Lessor will finance the proposed Capital Addition or Material Structural Work and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease (including, without limitation, an increase in Base Rent to compensate the Lessor for the additional funds advanced by it). The Lessee may withdraw its request by notice to the Lessor at any time before such time as the Lessee accepts the Lessor's terms and conditions. All advances of funds for any such financing shall be made in accordance with the requirements and procedures applicable to Work under Section 13.1.

         9.3.2 Lessor's General Requirements. If the Lessor agrees to finance the proposed Capital Addition or Material Structural Work and the Lessee accepts the Lessor's proposal therefor, in addition to all other items which the Lessor or any applicable Financing Party may reasonably require, the Lessee shall provide to the Lessor the following:

         (a) prior to any advance of funds, (i) any information, opinions, certificates, Permits or documents reasonably requested by the Lessor or any applicable Financing Party which are necessary to confirm that the Lessee will be able to use the Capital Addition upon the completion thereof or the applicable portion of the Facility upon the completion of the Material Structural Work in accordance with the Primary Intended Use and (ii) evidence satisfactory to the Lessor and any applicable Financing Party that all Permits required for the construction and use of the Capital Addition or the applicable portion of the Facility have been obtained, are in full force and effect and are not subject to appeal, except only for those Permits which cannot in the normal course be obtained prior to commencement or completion of the construction; provided, that the Lessor and any applicable Financing Party are furnished with reasonable evidence that the same will be available in the normal course of business without unusual condition;

         (b) prior to any advance of funds, an Officer's Certificate and, if requested, a certificate from the Lessee's architect, setting forth in reasonable detail the projected (or actual, if available) Capital Addition Cost or the cost of the Material Structural Work;

         (c) bills of sale, instruments of transfer and other documents required by the Lessor so as to vest title to the Capital Addition or the applicable Material Structural Work in the Lessor free and clear of all Liens, and amendments to this Lease and any recorded notice or memorandum thereof, duly executed and acknowledged, in form and substance reasonably satisfactory to the Lessor, providing for any changes required by the Lessor including, without limitation, changes in the Base Rent and the legal description of the Land;

         (d) upon payment therefor, a deed conveying to the Lessor title to any land acquired for the purpose of constructing the Capital Addition or the applicable Material Structural Work (the "Additional Land") free and clear of any Liens except those approved by the Lessor;

         (e) upon completion of the Capital Addition or the Material Structural Work, a final as-built survey thereof reasonably satisfactory to the Lessor, if required by the Lessor;

         (f) during and following the advance of funds and the completion of the Capital Addition or the Material Structural Work, endorsements to any outstanding policy of title insurance covering the Leased Property satisfactory in form and substance to the Lessor and any Financing Party (i) updating the same without any additional exception except as may be reasonably permitted by the Lessor, (ii) if applicable, including the Additional Land in the premises covered by such title insurance policy and (iii) increasing the coverage thereof by an amount equal to any amount paid by the Lessor for the Additional Land plus the Fair Market Value of the Capital Addition or the Fair Market Value of the Material Structural Work (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (g) below);

         (g) simultaneous with the initial advance of funds, if appropriate, (i) an owner's policy of title insurance insuring fee simple title to any Additional Land conveyed to the Lessor pursuant to subparagraph (d) free and clear of all Liens except those approved by the Lessor and (ii) a lender's policy of title insurance reasonably satisfactory in form and substance to any applicable Financing Party;

         (h) following the completion of the Capital Addition or the Material Structural Work, if reasonably deemed necessary by the Lessor, an appraisal of the Leased Property by an M.A.I. appraiser acceptable to the Lessor, which states that the Fair Market Value of the Leased Property upon completion of the Capital Addition or the Material Structural Work exceeds the Fair Market Value of the Leased Property prior to the commencement of the construction of such Capital Addition or Material Structural Work by an amount not less than one hundred five percent (105%) of the Capital Addition Cost or the cost of the Material Structural Work; and

         (i) during or following the advancement of funds, prints of architectural and engineering drawings relating to the Capital Addition or the Material Structural Work and such other materials, including, without limitation, endorsements to the title insurance policies (insuring the Lessor and any applicable Financing Party with respect to the Leased Property) contemplated by subsection (f) above, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolutions of the board of directors of the Lessee authorizing the execution and delivery of the lease amendment and any other documents and instruments as may be reasonably required by the Lessor and any applicable Financing Party.

         9.3.3 Payment of Costs. By virtue of making a request to finance a Capital Addition or any Material Structural Work, whether or not such financing is actually consummated, the Lessee shall be deemed to have agreed to pay, upon demand, all costs and expenses reasonably incurred by the Lessor and any Person participating with the Lessor in any way in the financing of the Capital Addition or Material Structural Work, including, but not limited to (a) fees and expenses of their respective attorneys, (b) all photocopying expenses, if any,
(c) the amount of any filing, registration and recording taxes and fees, (d) documentary stamp taxes and intangible taxes and (e) title insurance charges and appraisal fees.

         9.4 General Limitations. Without in any way limiting the Lessor's options with respect to proposed Capital Additions or Material Structural Work:
(a) no Capital Addition or Material Structural Work shall be completed that could, upon completion, significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property, or significantly impair the revenue-producing capability of the Leased Property, or adversely affect the ability of the Lessee to comply with the terms of this Lease, (b) no Capital Addition or Material Structural Work shall be completed which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless the Lessee shall have obtained the prior written approval of the Lessor, which approval may be withheld in the Lessor's sole and absolute discretion and (c) all proposed Capital Additions and Material Structural Work shall be architecturally integrated and consistent with the Leased Property.

         9.5 Non-Capital Additions. The Lessee shall have the obligation and right to make repairs, replacements and alterations which are not Capital Additions as required by the other Sections of this Lease, but in so doing, the Lessee shall always comply with and satisfy the conditions of Section 9.4, mutatis, mutandis. The Lessee shall have the right, from time to time, to make additions, modifications or improvements to the Leased Property which do not constitute Capital Additions or Material Structural Work as it may deem to be desirable or necessary for its uses and purposes, subject to the same limits and conditions imposed under Section 9.4. The cost of any such repair, replacement, alteration, addition, modification or improvement shall be paid by the Lessee and the results thereof shall be included under the terms of this Lease and become a part of the Leased Property, without payment therefor by the Lessor at any time. Notwithstanding the foregoing, all such additions, modifications and improvements which affect the structure of any of the Leased Improvements, or which involve the expenditure of more than ONE HUNDRED THOUSAND DOLLARS ($100,000.00), shall be undertaken only upon compliance with the provisions of
Section 13.1, all Legal Requirements and all other applicable requirements of this Lease; provided, however, that in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such additions, modifications and improvements as may be necessary in order to address such emergency without the Lessor's prior approval, as long as the Lessee immediately thereafter advises the Lessor of such emergency and the nature and scope of the additions, modifications and improvements performed and obtains the Lessor's approval of the remaining work to be completed.

                                   ARTICLE 10
                                   ----------

                         WARRANTIES AND REPRESENTATIONS
                         ------------------------------


         10.1 Representations and Warranties. The Lessee hereby represents and warrants to, and covenants and agrees with, the Lessor that:

         10.1.1 Existence; Power; Qualification. The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Lessee has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted and as proposed to be conducted.

         10.1.2 Valid and Binding. The Lessee is duly authorized to make and enter into all of the Lease Documents to which the Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which the Lessee is a party have been duly executed and delivered by the Lessee, and each is a legal, valid and binding obligation of the Lessee, enforceable in accordance with its terms.

         10.1.3 Single Purpose. The Lessee is, and during the entire time that this Lease remains in force and effect shall be, engaged in no business, trade or activity other than the operation of the Leased Property for the Primary Intended Use.

         10.1.4 No Violation. The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of the Lessee under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which the Lessee is a party or by which the Lessee or the Leased Property may be bound or affected and do not violate or contravene any Legal Requirement.

         10.1.5 Consents and Approvals. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of any of the Lease Documents by the Lessee and the performance of the Lessee's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery by the Lessor of the Lease Documents to which it is a party).

         10.1.6 No Liens or Insolvency Proceedings. The Lessee is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency or bankruptcy proceedings, pending or, to the best of the Lessee's knowledge and belief, threatened:

         (a) against or affecting the Lessee, which if adversely resolved to the Lessee, would materially adversely affect the ability of any of the foregoing to perform their respective obligations under the Lease Documents;

         (b) against or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

         (c) which may involve or affect the validity, priority or enforceability of any of the Lease Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

         10.1.7 No Burdensome Agreements. The Lessee is not a party to any agreement the terms of which now have, or, as far as can be reasonably foreseen, may have, a material adverse affect on its respective financial condition or business or on the operation of the Leased Property.

         10.1.8 Commercial Acts. The Lessee's performance of and compliance with the obligations and conditions set forth herein and in the other Lease Documents will constitute commercial acts done and performed for commercial purposes.

         10.1.9 Adequate Capital, Not Insolvent. After giving effect to the consummation of the transactions contemplated by the Lease Documents, the
Lessee:

         (a) will be able to pay its debts as they become due;

         (b) will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Lease Documents);

         (c) will own property having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due; and

         (d) will not be rendered insolvent as determined by applicable law.

         10.1.10 Not Delinquent. The Lessee is not delinquent or claimed to be delinquent under any obligation for the payment of borrowed money.

         10.1.11 No Affiliate Debt. The Lessee has not created, incurred, guaranteed, endorsed, assumed or suffered to exist any liability (whether direct or contingent) for borrowed money from any Affiliate of the Lessee that is not fully subordinated to the Lease Obligations pursuant to a written agreement in form and substance acceptable to the Lessor.

         10.1.12 Taxes Current. The Lessee has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and have paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by the Lessee. No tax liability has been asserted by the Internal Revenue Service against the Lessee or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid.

         10.1.13 Financials Complete and Accurate. The financial statements of the Lessee given to the Lessor in connection with the execution and delivery of this Lease were true, complete and accurate, in all material respects, and fairly presented the financial condition of the Lessee as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all liabilities, including, without limitation, contingent liabilities, of the Lessee.

         10.1.14 Pending Actions, Notices and Reports. There is no action or investigation pending or, to the best knowledge and belief of the Lessee, threatened, anticipated or contemplated (nor, to the knowledge of the Lessee, is there any reasonable basis therefor) against or affecting the Lessee before any Governmental Authority which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder.

         10.1.15 Compliance with Legal and Other Requirements. The Lessee has obtained all Permits that are necessary or desirable to operate the Leased Property in accordance with its Primary Intended Use and all such Permits are in full force and effect.

         10.1.16 ERISA. No employee pension benefit plan maintained by the Lessee has any accumulated funding deficiency within the meaning of the ERISA, nor does the Lessee have any material liability to the PBGC established under ERISA (or any successor thereto) in connection with any employee pension benefit plan (or other class of benefit which the PBGC has elected to insure), and there have been no "reportable events" (not waived) or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as now or hereafter amended, respectively.

         10.1.17 No Broker. Neither the Lessee nor any of its Affiliates has dealt with any broker or agent in connection with the transactions contemplated by the Lease Documents.

         10.1.18 No Improper Payments. Neither the Lessee nor any of its Affiliates has:

         (a) made any contributions, payments or gifts of its funds or property to or for the private use of any government official, employee, agent or other Person where either the payment or the purpose of such contribution, payment or gifts is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic);

         (b) established or maintained any unrecorded fund or asset for any purpose or has made any false or artificial entries on any of its books or records for any reason;

         (c) made any payments to any Person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or

         (d) made any contribution, or has reimbursed any political gift or contribution made by any other Person, to candidates for public office, whether federal, state or local, where such contribution would be in violation of applicable law.

         10.1.19 Nothing Omitted. Neither this Lease, nor any of the other Lease Documents, nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial of the Lessee, furnished to or to be furnished to the Lessor or its attorneys in connection with the transactions contemplated by the Lease Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading. There is no fact within the special knowledge of the Lessee which has not been disclosed herein or in writing to the Lessor that materially adversely affects, or in the future, insofar as the Lessee can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Lessee.

         10.1.20 No Default. No event or state of facts which constitutes, or which, with notice or lapse of time, or both, could constitute, a Lease Default has occurred and is continuing.

         10.1.21 Principal Place of Business. The principal place of business and chief executive office of the Lessee is located at 197 First Avenue, Needham, Massachusetts 02194 (the "Principal Place of Business").

         10.1.22 Management Agreements. There is no Management Agreement in force and effect as of the date hereof, except the Current Management Agreement.

         10.2 Continuing Effect of Representations and Warranties. All representations and warranties contained in this Lease and the other Lease Documents shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Lease, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of the Lessee, the representations and warranties contained in Sections 10.1.6, 10.1.7, 10.1.10, 10.1.11, 10.1.12, 10.1.14, 10.1.16 and 10.1.22 shall not constitute continuing representations and warranties throughout the Term.


                                   ARTICLE 11
                                   ----------

                          FINANCIAL AND OTHER COVENANTS
                          -----------------------------

         11.1 Status Certificates. At any time, and from time to time, upon request from the Lessor, the Lessee shall furnish to the Lessor, within ten (10) Business Days' after receipt of such request (or such shorter period of time as may be required under any applicable Fee Mortgage Loan Documents, an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any Officer's Certificate furnished pursuant to this Section shall be addressed to any prospective purchaser of the Leased Property or any Fee Mortgagee as the Lessor may request and may be relied upon by the Lessor and any such prospective purchaser or Fee Mortgagee.

         11.2 Financial Statements; Reports; Notice and Information.

         11.2.1 Obligation To Furnish. The Lessee will furnish and shall cause to be furnished to the Lessor the following statements, information and other materials:

         (a) Annual Statements. Within ninety (90) days after the end of each of their respective fiscal years or such earlier period as may be required under the HUD Regulatory Agreement or any other HUD Financing Document, (i) a copy of the unaudited Consolidated Financials for each of (x) the Lessee and (y) any Sublessee for the preceding fiscal year, and certified as true and correct by the Lessee or the applicable Sublessee, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for the Lessee and for each Sublessee shall include a detailed balance sheet for Leased Property as of the last day of such fiscal year and a statement of earnings from the Leased Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Leased Property); (ii) separate statements, certified as true and correct by the Lessee and each Sublessee, stating whether, to the best of the signer's knowledge and belief after making due inquiry, the Lessee or such Sublessee, as the case may be, is in default in the performance or observance of any of the terms of this Lease or any of the other Lease Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; and (iii) a statement certified as true and correct by the Lessee setting forth all Subleases (excluding Resident Agreements) as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Sublessees thereunder, the respective expiration dates of such Subleases, the respective rentals provided for therein, and such other information pertaining to such Subleases as may be reasonably requested by the Lessor.

         (b) Permits and Contracts. Promptly after the issuance or the execution thereof, as the case may be, true and complete copies of (i) all Permits which constitute operating licenses for the Facility issued by any Governmental Authority having jurisdiction over health care and/or assisted living matters and (ii) Contracts (involving payments in the aggregate in excess of $200,000 per annum).

         (c) Contract Notices. Promptly after the receipt thereof, true and complete copies of any notices, consents, terminations or statements of any kind or nature relating to any of the Contracts (involving payments in the aggregate in excess of $200,000 per annum) other than those issued in the ordinary course of business.

         (d) Permit or Contract Defaults. Promptly after the receipt thereof, true and complete copies of all surveys, follow-up surveys, licensing surveys, complaint surveys, examinations, compliance certificates, inspection reports, statements (other than those statements that are issued in the ordinary course of business), terminations and notices of any kind (other than those notices that are furnished in the ordinary course of business) issued or provided to the Lessee or any Sublessee by any Governmental Authority, including, without limitation, any notices pertaining to any delinquency in, or proposed revision of, the Lessee's or any Sublessee's obligations under the terms and conditions of any Permits or Contracts now or hereafter issued by or entered into with any Governmental Authority and the response(s) thereto made by or on behalf of the Lessee or any Sublessee.

         (e) Official Reports. Upon completion or filing thereof, complete copies of all applications (other than those that are furnished in the ordinary course of business), notices (other than those that are furnished in the ordinary course of business), statements, annual reports, cost reports and other reports or filings of any kind (other than those that are furnished in the ordinary course of business) provided by the Lessee or any Sublessee to any Governmental Authority with respect to the Leased Property.

         (f) Other Information. With reasonable promptness, such other information as the Lessor may from time to time reasonably request respecting
(i) the financial condition and affairs of each member of the Leasing Group and the Leased Property and (ii) the licensing and operation of the Leased Property; including, without limitation, audited financial statements, certificates and consents from accountants and all other financial and licensing/operational information as may be required or requested by any Governmental Authority.

         (g) Default Conditions. As soon as possible, and in any event within five (5) days after the occurrence of any Lease Default, or any event or circumstance which, with the giving of notice or the passage of time, or both, could constitute a Lease Default, a written statement of the Lessee setting forth the details of such Lease Default, event or circumstance and the action which the Lessee proposes to take with respect thereto.

         (h) Official Actions. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority which could have a material adverse effect on (i) Lessee to perform any of its obligations under any of the Lease Documents or (ii) the Leased Property.

         (i) Adverse Developments. Promptly after the Lessee acquires knowledge thereof, written notice of:

                  (i) the potential termination of any Permit necessary for the operation of the Leased Property;

                  (ii) any loss, damage or destruction to or of the Leased Property in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000) (regardless of whether the same is covered by insurance);

                  (iii) any material controversy involving the Lessee or any Sublessee and (x) Facility administrator or Facility employee of similar stature or (y) any labor organization; and

                  (iv) any fact within the special knowledge of any member of the Leasing Group, or any other development in the business or affairs of any member of the Leasing Group, which may be materially adverse to the business, properties, assets or condition, financial or otherwise, of any member of the Leasing Group or the Leased Property.

         (j) Responses To Inspection Reports. Within thirty (30) days after receipt of an inspection report relating to the Leased Property from the Lessor, a written response describing in detail prepared plans to address concerns raised by the inspection report.

         (k) Financial Information Required Under Any Fee Mortgage Loan Documents. The Lessee shall provide to any Fee Mortgagee any information that is required to be delivered to such Fee Mortgagee pursuant to any Fee Mortgage Loan Documents respecting (i) the financial condition and affairs of each member of the Leasing Group and the Leased Property and (ii) the licensing and operation of the Leased Property; including, without limitation, audited financial statements, certificates and consents from accountants and all other financial and licensing/operational information.

         11.2.2 Responsible Officer. Any certificate, instrument, notice, or other document to be provided to the Lessor hereunder by any member of the Leasing Group shall be signed by an executive officer of such member (in the event that any of the foregoing is not an individual), having a position of Vice President or higher and with respect to financial matters, any such certificate, instrument, notice or other document shall be signed by the chief financial officer of such member.

         11.2.3 No Material Omission. No certificate, instrument, notice or other document, including without limitation, any financial statements furnished or to be furnished to the Lessor pursuant to the terms hereof or of any of the other Lease Documents shall contain any untrue statement of a material fact or shall omit to state any material fact necessary in order to prevent all statements contained therein from being misleading.

         11.2.4 Confidentiality. The Lessor shall afford any information received pursuant to the provisions of the Lease Documents the same degree of confidentiality that the Lessor affords similar information proprietary to the Lessor; provided, however, that the Lessor does not in any way warrant or represent that such information received from any member of the Leasing Group shall remain confidential (and shall not be liable in any way for any subsequent disclosure of such information by any Person that the Lessor has provided such information in accordance with the terms hereof) and provided, further, that the Lessor shall have the unconditional right to (a) disclose any such information as the Lessor deems necessary or appropriate in connection with any sale, transfer, conveyance, participation or assignment of the Leased Property or any of the Lease Documents or any interest therein and (b) use such information in any litigation or arbitration proceeding between the Lessor and any member of the Leasing Group. Without limiting the foregoing, the Lessor may also utilize any information furnished to it hereunder as and to the extent (i) counsel to the Lessor determines that such utilization is necessary pursuant to 15 U.S.C. 77a-77aa or 15 U.S.C. 78a-78jj and the rules and regulations promulgated thereunder, (ii) the Lessor is required or requested by any Governmental Authority to disclose any such information and/or (iii) the Lessor is requested to disclose any such information by any of its lenders or potential lenders. The Lessor shall not be liable in any way for any subsequent disclosure of such information by any Person to whom the Lessor provided such information in accordance with the terms hereof. Nevertheless, in connection with any such disclosure, the Lessor shall inform the recipient of any such information of the confidential nature thereof. The Lessor shall observe any prohibitions or limitations on the disclosure of any such information under applicable confidentiality law or regulations, to the extent that the same are applicable to such information, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient/resident relationship and the physician-patient privilege.

         11.3 Affirmative Covenants. The Lessee covenants and agrees that throughout the Term and any periods thereafter that the Lessee remains in possession of the Leased Property:

         11.3.1 Maintenance of Existence. During the entire time that this Lease remains in full force and effect, the Lessee shall keep in effect its existence and rights as a corporation under the laws of the state of its incorporation and its right to own property and transact business in the State.

         11.3.2 Materials. The Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any renovations or construction relating to the Leased Property, subject to the Lessee's right to contest to the extent provided for in Article 15.

         11.3.3 Compliance With Legal Requirements And Applicable Agreements. The Lessee and the Leased Property and all uses thereof shall comply with (i) all Legal Requirements, (ii) all Permits and Contracts, (iii) all Insurance Requirements, (iv) the Lease Documents, (v) the Permitted Encumbrances, (vi) the Appurtenant Agreements and (vii) the Fee Mortgage Loan Documents.

         11.3.4 Books And Records. The Lessee shall cause to be kept and maintained, and shall permit the Lessor, any Fee Mortgagee and their respective representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP reflecting all financial transactions of the Lessee (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the operation of the Leased Property).

         In addition and without limiting the foregoing or any other provision set forth herein, the Lessee agrees to maintain such books and records and make them available for inspection, audit, and copying in such manner and for such time as required by applicable laws and responsible businesses practices. As a subcontractor that may be subject to Section 1861(v) (1) (i) of the Social Security Act (the "Act"), the Lessee shall, upon written request and in accordance with the above-mentioned section of the Act and regulations promulgated pursuant thereto, make available to the Comptroller General, the Secretary of Health and Human Services, and their duly authorized representatives, a copy of this Lease and access to the Lessee's books, documents, and records necessary to verify the nature and extent of the costs of services provided to the Lessor. Such access will be available until the expiration of four (4) years after the services to which the costs are related have been furnished.

         The provisions of this Section shall apply only if this Lease is covered by the Act and such provisions shall become void and shall be of no further force or effect if, at the time a request is made, this Lease is not subject to the Act. The Lessee agrees that if it carries out any of the duties of this Lease through a subcontract with a related organization which subcontract has a value or cost of TEN THOUSAND DOLLARS ($10,000) or more over a twelve (12) month period, the Lessee will obtain an identical access requirement in such subcontract.

         11.3.5 Conduct of its Business. The Lessee will maintain, and cause any Sublessee and any Manager to maintain, experienced and competent professional management with respect to its business and with respect to the Leased Property. The Lessee, any Sublessee and any Manager shall conduct, in the ordinary course, the operation of the Facility, and the Lessee and any Sublessee shall not enter into any other business or venture during the Term or such time as the Lessee or any Sublessee is in possession of the Leased Property.

         11.3.6 Address. The Lessee shall provide the Lessor thirty (30) days' prior written notice of any change of its Principal Place of Business from its current Principal Place of Business. The Lessee shall maintain all books and records relating to its business, solely at its Principal Place of Business and at the Leased Property. The Lessee provide the Lessor with ten (10) days' notice prior to (a) removing any books or records relating to the Lessee's business from either the Leased Property or the Lessee's Principal Place of Business or
(b) relocating its Principal Place of Business.

         11.3.7 Subordination of Affiliate Transactions. Without limiting the provisions of any other Section of this Lease, any payments to be made by the Lessee to (a) any member of the Leasing Group (or any Affiliate of any member of the Leasing Group) or (b) any Affiliate of the Lessee, in connection with any transaction between the Lessee and such Person, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any such Person (including, without limitation, all allocations of any so-called corporate or central office costs, expenses and charges of any kind or nature) or the making of any loan or other extension of credit or the making of any equity investment, shall be subordinate to the complete payment and performance of the Lease Obligations; provided, however, that, subject to any limitations set forth under any applicable Fee Mortgage Loan Documents, all such subordinated payments may be paid at any time unless: (x) after giving effect to such payment, the Lessee shall be unable to comply with any of its obligations under any of the Lease Documents or (y) a Lease Default has occurred and is continuing and has not been expressly waived in writing by the Lessor or an event or state of facts exists, which, with the giving of notice or the passage of time, or both, would constitute a Lease Default.

         11.3.8 Inspection. At reasonable times and upon reasonable notice, the Lessee shall permit the Lessor, any Fee Mortgagee and their respective representatives (including, without limitation, the Consultants) to inspect the Leased Property.

         11.3.9 HUD Financing Documents. Notwithstanding anything to the contrary contained in the HUD Financing Documents, and, without limiting the provisions of Section 3.1, Lessee shall fully and timely perform all of the Lessor's obligations under the HUD Financing Documents (other than any obligation thereunder requiring Lessor to maintain its existence as a limited partnership under the laws of the State) and shall not cause, or allow there to exist, any default thereunder (other than any such default relating to the solvency of Lessor or any failure by Lessor to maintain its existence as a limited partnership under the State).

         11.4 Additional Negative Covenants. The Lessee covenants and agrees that, throughout the Term and such time as the Lessee remains in possession of the Leased Property:

         11.4.1 Restrictions Relating to Lessee. Except as may otherwise be expressly provided in Section 19.2 and Section 19.4 or in any of the other Lease Documents, the Lessee shall not, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of the Lessor and any other consents that may be required under any of the HUD Financing Documents:

         (a) convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in this Lease or the Leased Property; provided, however, that this restriction shall not apply to the Permitted Encumbrances that may be created after the date hereof pursuant to the Lease Documents;

         (b) permit the use of the Facility for any purpose other than the Primary Intended Use; or

         (c) liquidate, dissolve or merge or consolidate with any other Person.

         11.4.2 No Liens. The Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any Lien, title retention agreement or claim upon or against the Leased Property (including the Lessee's interest therein) or the Lessee's interest in this Lease or any of the other Lease Documents, or in respect of the Rent, excluding (a) this Lease and any permitted Subleases, (b) the Permitted Encumbrances, (c) Liens which are consented to in writing by the Lessor, (d) Liens for those taxes of the Lessor which the Lessee is not required to pay hereunder, (e) Liens of mechanics, laborers, materialmen, suppliers or vendors for sums either not yet due or being contested in strict compliance with the terms and conditions of Article 15, (f) any Liens which are the responsibility of the Lessor pursuant to the provisions of Article 20, (g) Liens for Impositions which are either not yet due and payable or which are in the process of being contested in strict compliance with the terms and conditions of Article 15 and (h) involuntary Liens caused by the actions or omissions of the Lessor.

         11.4.3 Limits on Affiliate Transactions. The Lessee shall not enter into any transaction with any Affiliate, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any Affiliate and the making of any loan or other extension of credit, except in the ordinary course of, and pursuant to the reasonable requirements of, the Lessee's business and upon fair and reasonable terms no less favorable to the Lessee than would be obtained in a comparable arms'-length transaction with any Person that is not an Affiliate.

         11.4.4 No Default. The Lessee shall not commit any default or breach under any of the Lease Documents.

         11.4.5 ERISA. The Lessee shall not establish or permit any Sublessee to establish any new pension or defined benefit plan or modify any such existing plan for employees subject to ERISA, which plan provides any benefits based on past service without the advance consent of the Lessor to the amount of the aggregate past service liability thereby created.

         11.4.6 Forgiveness of Indebtedness. The Lessee will not waive, or permit any Sublessee or Manager which is an Affiliate to waive any debt or claim, except in the ordinary course of its business.

         11.4.7 Value of Assets. Except as disclosed in the financial statements provided to the Lessor as of the date hereof, the Lessee will not write up (by creating an appraisal surplus or otherwise) the value of any assets of the Lessee above their cost to the Lessee, less the depreciation regularly allowable thereon.

         11.4.8 Changes in Fiscal Year and Accounting Procedures. The Lessee shall not, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's reasonable discretion (a) change its fiscal year or capital structure or (b) change, alter, amend or in any manner modify, except in accordance with GAAP, any of its current accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses.


                                   ARTICLE 12
                                   ----------

                             INSURANCE AND INDEMNITY
                             -----------------------

         12.1 General Insurance Requirements. During the Term of this Lease and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease, the Lessee shall at its sole cost and expense keep the Leased Property, the Tangible Personal Property and the Lessor's Personal Property located thereon and the business operations conducted on the Leased Property insured as set forth below.

         12.1.1 Types and Amounts of Insurance. The Lessee's insurance shall include the following:

         (a) property loss and physical damage insurance on an all-risk basis (with only such exceptions as the Lessor may in its reasonable discretion approve) covering the Leased Property (exclusive of Land) for its full replacement cost, which cost shall be reset once a year at the Lessor's option, with an agreed-amount endorsement and a deductible not in excess of TEN THOUSAND DOLLARS ($10,000.00). Such insurance shall include, without limitation, contingent liability from the operation of building laws, less exclusions provided in the normal "All Risk" insurance policy. During any period of construction, such insurance shall be on a builder's-risk, completed value, non-reporting form with permission to occupy;

         (b) flood insurance (if the Leased Property or any portion thereof is situated in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development or any other Governmental Authority that may in the future have jurisdiction over flood risk analysis) in limits acceptable to the Lessor;

         (c) boiler and machinery insurance (including related electrical apparatus and components) under a standard comprehensive form, providing coverage against loss or damage caused by explosion of steam boilers, pressure vessels or similar vessels, now or hereafter installed on the Leased Property, in limits acceptable to the Lessor;

         (d) business interruption and/or rent loss insurance in an amount equal to the annual Base Rent due hereunder plus the aggregate sum of the Impositions relating to the Leased Property due and payable during one year;

         (e) comprehensive general public liability insurance including coverages commonly found in the Broad Form Commercial Liability Endorsements with amounts not less than TEN MILLION DOLLARS ($10,000,00) of umbrella coverage;

         (f) physical damage insurance on an all-risk basis (with only such exceptions as the Lessor in its reasonable discretion shall approve) covering the Tangible Personal Property for the full replacement cost thereof and with a deductible not in excess of one percent (1%) of the full replacement cost thereof;

         (g) Workers' Compensation and Employers' Liability Insurance providing protection against all claims arising out of injuries to all employees of the Lessee or of any Sublessee (employed on the Leased Property or any portion thereof) in amounts equal for Workers' Compensation, to the statutory benefits payable to employees in the State and for Employers' Liability, to limits of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000) for injury by accident, ONE HUNDRED THOUSAND DOLLARS ($100,000) per employee for disease and FIVE HUNDRED THOUSAND DOLLARS ($500,000) disease policy limit;

         (h) such other insurance as the Lessor from time to time may reasonably require and also, as may from time to time be required by applicable Legal Requirements and/or by any Fee Mortgagee.

         12.1.2 Insurance Company Requirements. All such insurance required by this Lease or the other Lease Documents shall be issued and underwritten by insurance companies licensed to do insurance business by, and in good standing under the laws of, the State and which companies have and maintain a rating of A-X or better by A.M. Best Co.

         12.1.3 Policy Requirements. Every policy of insurance from time to time required under this Lease or any of the other Lease Documents (other than worker's compensation) shall name the Lessor as owner, loss payee, secured party (to the extent applicable) and additional named insured as its interests may appear. If an insurance policy covers properties other than the Leased Property, then the Lessor shall be so named with respect only to the Leased Property. Each such policy, where applicable or appropriate, shall:

         (a) include an agreed amount endorsement and loss payee, additional named insured and secured party endorsements, in forms acceptable to the Lessor in its sole and absolute discretion;

         (b) include mortgagee, secured party, loss payable and additional named insured endorsements reasonably acceptable to each Fee Mortgagee;

         (c) provide that the coverages may not be canceled or materially modified except upon thirty (30) days' prior written notice to the Lessor and any Fee Mortgagee;

         (d) be payable to the Lessor and any Fee Mortgagee notwithstanding any defense or claim that the insurer may have to the payment of the same against any other Person holding any other interest in the Leased Property;

         (e) be endorsed with standard noncontributory clauses in favor of and in form reasonably acceptable to the Lessor and any Fee Mortgagee;

         (f) expressly waive any right of subrogation on the part of the insurer against the Lessor, any Fee Mortgagee or the Leasing Group; and

         (g) otherwise be in such forms as shall be reasonably acceptable to the Lessor and any Fee Mortgagee.

         12.1.4 Notices; Certificates and Policies. The Lessee shall promptly provide to the Lessor copies of any and all notices (including notice of non-renewal), claims and demands which the Lessee receives from insurers of the Leased Property. At least ten (10) days prior to the expiration of any insurance policy required hereunder, the Lessee shall deliver to the Lessor certificates and evidence of insurance relating to all renewals and replacements thereof, together with evidence, satisfactory to the Lessor, of payment of the premiums thereon. The Lessee shall deliver to the Lessor original counterparts or copies certified by the insurance company to be true and complete copies, of all insurance policies required hereunder not later than the earlier to occur of (a) ninety (90) days after the effective date of each such policy and (b) ten (10) days after receipt thereof by the Lessee.

         12.1.5 Lessor's Right to Place Insurance. If the Lessee shall fail to obtain any insurance policy required hereunder by the Lessor, or shall fail to deliver the certificate and evidence of insurance relating to any such policy to the Lessor, or if any insurance policy required hereunder (or any part thereof) shall expire or be canceled or become void or voidable by reason of any breach of any condition thereof, or if the Lessor determines that such insurance coverage is unsatisfactory by reason of the failure or impairment of the capital of any insurance company which wrote any such policy, upon demand by the Lessor, the Lessee shall promptly obtain new or additional insurance coverage on the Leased Property, or for those risks required to be insured by the provisions hereof, satisfactory to the Lessor, and, at its option, the Lessor may obtain such insurance and pay the premium or premiums therefor; in which event, any amount so paid or advanced by the Lessor and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees and expenses), shall be a demand obligation of the Lessee to the Lessor, payable as an Additional Charge.

         12.1.6 Payment of Proceeds. All insurance policies required hereunder (except for general public liability, professional liability and workers' compensation and employers liability insurance) shall provide that in the event of loss, injury or damage, subject to the rights of any Fee Mortgagee, all proceeds shall be paid to the Lessor alone (rather than jointly to the Lessee and the Lessor). The Lessor is hereby authorized to adjust and compromise any such loss with the consent of the Lessee or, following any Lease Default, whether or not cured, without the consent of the Lessee, and to collect and receive such proceeds in the name of the Lessor and the Lessee, and the Lessee appoints the Lessor (or any agent designated by the Lessor) as the Lessee's attorney-in-fact with full power of substitution, to endorse the Lessee's name upon any check in payment thereof. Subject to the provisions of Article 13, such insurance proceeds shall be applied first toward reimbursement of all costs and expenses reasonably incurred by the Lessor in collecting said insurance proceeds, then toward payment of the Lease Obligations or any portion thereof, then due and payable, in such order as the Lessor determines, and then in whole or in part toward restoration, repair or reconstruction of the Leased Property for which such insurance proceeds shall have been paid.

         12.1.7 Irrevocable Power of Attorney. The power of attorney conferred on the Lessor pursuant to the provisions of this Section 12.1, being coupled with an interest, shall be irrevocable for as long as this Lease is in effect or any Lease Obligations are outstanding, shall not be affected by any disability or incapacity which the Lessee may suffer and shall survive the same. Such power of attorney, is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power, and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

         12.1.8 Blanket Policies. Notwithstanding anything to the contrary contained herein, the Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by the Lessee and its Affiliates; provided, however, that the coverage afforded to the Lessor shall not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided, further that the requirements of this
Section 12.1 are otherwise satisfied.

         12.1.9 No Separate Insurance. The Lessee shall not, on the Lessee's own initiative or pursuant to the request or requirement of any other Person, take out separate insurance concurrent in form or contributing in the event of loss with the insurance required hereunder to be furnished by the Lessee, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless (a) all parties having an insurable interest in the subject matter of the insurance, including the Lessor, are included therein as additional insureds and (b) losses are payable under said insurance in the same manner as losses are required to be payable under this Lease. The Lessee shall immediately notify the Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

         12.1.10 Assignment of Unearned Premiums. The Lessee hereby assigns to the Lessor all rights of the Lessee in and to any unearned premiums allocable to the Leased Property on any insurance policy required hereunder to be furnished by the Lessee which may become payable or are refundable after the occurrence of an Event of Default hereunder. In the event that this Lease is terminated for any reason (other than the purchase of the Leased Property by the Lessee or the expiration of this Lease at the end of the Term), the insurance policies required to be maintained hereunder, including all right, title and interest of the Lessee thereunder, shall become the absolute property of the Lessor.

         12.2 Indemnity.

         12.2.1 Indemnification. Except with respect to the gross negligence or willful misconduct of the Lessor or any of the other Indemnified Parties, as to which no indemnity is provided, the Lessee hereby agrees to defend, indemnify and hold harmless the Lessor and each of the other Indemnified Parties from and against all damages, losses, claims, liabilities, obligations, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees, court costs and other expenses of litigation) suffered by, or claimed or asserted against, the Lessor or any of the other Indemnified Parties, directly or indirectly, based on, arising out of or resulting from (a) the use and occupancy of the Leased Property or any business conducted therein, (b) any act, fault, omission to act or misconduct by the Lessee or any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of the Lessee, relating to the Leased Property, (c) any accident, injury or damage whatsoever caused to any Person, including, without limitation, any claim of malpractice, or to the property of any Person in or about the Leased Property or outside of the Leased Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by of the Lessee or any employee, agent, licensee, contractor or sublessee of the Lessee, (d) any Lease Default, (e) any attempt by the Lessee to transfer or relocate any of the Permits to any location other than the Leased Property and/or (f) the enforcement of this indemnity. Any amounts which become payable by the Lessee under this Section 12.2.1 shall be a demand obligation of the Lessee to the Lessor, payable as an Additional Charge. The indemnity provided for in this
Section 12.2.1 shall survive any termination of this Lease.

         12.2.2 Indemnified Parties. As used in this Lease the term "Indemnified Parties" shall mean Lessor, any Fee Mortgagee and their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners and owners.

         12.2.3 Limitation on Lessor Liability. The Lessor shall not be liable to any member of the Leasing Group or any Affiliate of any member of the Leasing Group, or to any other Person whatsoever for any damage, injury, loss, compensation, or claim (including, but not limited to, any claim for the interruption of or loss to any business conducted on the Leased Property) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, the following: (a) repairs to the Leased Property, (b) interruption in use of the Leased Property; (c) any accident or damage resulting from the use or operation of the Leased Property or any business conducted thereon; (d) the termination of this Lease by reason of Casualty or Condemnation, (e) any fire, theft or other casualty or crime, (f) the actions, omissions or misconduct of any other Person, (g) damage to any property, or (h) any damage from the flow or leaking of water, rain or snow. All Tangible Personal Property and the personal property of any other Person on the Leased Property (including, without limitation, the Lessor's Personal Property) shall be at the sole risk of the Lessee and the Lessor shall not in any manner be held responsible therefor. Notwithstanding the foregoing, the Lessor shall not be released from liability for any injury, loss, damage or liability suffered directly by the Lessee to the extent caused directly by the gross negligence or willful misconduct of the Lessor, its servants, employees or agents acting within the scope of their authority on or about the Leased Property or in regards to the Lease; provided, however, that in no event shall the Lessor, its servants, employees or agents have any liability based on any loss with respect to or interruption in the operation of any business at the Leased Property or for any indirect or consequential damages.

         12.2.4 Risk of Loss. During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of any damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, levies or executions of Liens (other than those created by the Lessor in accordance with the provisions of Article 20) is assumed by the Lessee and, in the absence of the gross negligence or willful misconduct as set forth in
Section 12.2.3, the Lessor shall in no event be answerable or accountable therefor (except for the obligation to account for insurance proceeds and Awards to the extent provided for in Articles 13 and 14) nor shall any of the events mentioned in this Section entitle the Lessee to any abatement of Rent (except for an abatement, if any, as specifically provided for in Section 3.6).


                                   ARTICLE 13
                                   ----------

                                FIRE AND CASUALTY
                                -----------------

         13.1 Restoration Following Fire or Other Casualty.

         13.1.1 Following Fire or Casualty. In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty, including, without limitation, any occurrence which, without the fault or neglect of the Lessee renders the Leased Premises untentable or unfit for occupancy (any such damage or destruction is referred to herein as a "Casualty"), the Lessee shall give immediate written notice thereof to the Lessor and any Fee Mortgagee and, subject to the terms of this Article 13 and any applicable Fee Mortgage Loan Documents, the Lessee shall proceed with reasonable diligence, in full compliance with all applicable Legal Requirements, to perform such repairs, replacement and reconstruction work (referred to herein as the "Work") to restore the Leased Property to the condition it was in immediately prior to such damage or destruction and to a condition adequate to operate the Facility for the Primary Intended Use and in compliance with Legal Requirements and any applicable Fee Mortgage Loan Documents. All Work shall be performed and completed in accordance with all Legal Requirements and the other requirements of this Lease within one hundred and twenty (120) days following the occurrence of the damage or destruction plus a reasonable time to compensate for Unavoidable Delays (including for the purposes of this Section, delays in obtaining Permits and in adjusting insurance losses), but in no event beyond three-hundred and sixty-five (365) days following the occurrence of the Casualty.

         13.1.2 Procedures. In the event that any Casualty results in non-structural damage to the Leased Property in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000) or in any structural damage to the Leased Property, regardless of the extent of such structural damage, prior to commencing the Work, the Lessee shall comply with the requirements of any applicable Fee Mortgage Loan Documents and the following requirements:

         (a) The Lessee shall furnish to the Lessor complete plans and specifications for the Work (collectively, the "Plans and Specifications"), for the Lessor's approval, in each instance, which approval shall not be unreasonably withheld. The Plans and Specifications shall bear the signed approval thereof by an architect, licensed to do business in the State, reasonably satisfactory to the Lessor and shall be accompanied by a written estimate from the architect, bearing the architect's seal, of the entire cost of completing the Work, and to the extent feasible, the Plans and Specifications shall provide for Work of such nature, quality and extent, that, upon the completion thereof, the Leased Property shall be at least equal in value and general utility to its value and general utility prior to the Casualty and shall be adequate to operate the Leased Property for the Primary Intended Use;

         (b) The Lessee shall furnish to the Lessor certified or photostatic copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Work;

         (c) The Lessee shall furnish to the Lessor a cash deposit or a payment and performance bond sufficient to pay for completion of and payment for the Work in an amount not less than the architect's estimate of the entire cost of completing the Work, less the amount of property insurance proceeds, if any, then held by the Lessor and which the Lessor shall be required to apply toward restoration of the Leased Property as provided in Section 13.2. The Lessor may also require the Lessee to furnish a mechanic's and materialman's lien payment bond in compliance with A.R.S. ss.33-1003 and upon such terms and conditions as the Lessor may reasonably require;

         (d) The Lessee shall furnish to the Lessor such insurance with respect to the Work (in addition to the insurance required under Section 12.1 hereof) in such amounts and in such forms as is reasonably required by the Lessee; and

         (e) The Lessee shall not commence any of the Work until the Lessee shall have complied with the requirements set forth in clauses (a) through (d) immediately above, as applicable, and, thereafter, the Lessee shall perform the Work diligently, in a good and workmanlike fashion and in good faith in accordance with (i) the Plans and Specifications referred to in clause (a) immediately above, (ii) the Permits and Contracts referred to in clause (b) immediately above and (iii) all applicable Legal Requirements and other requirements of this Lease; provided, however, that in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such Work as may be necessary in order to address such emergency without the Lessor's prior approval, as long as the Lessee immediately thereafter advises the Lessor and any applicable Fee Mortgagee of such emergency and the nature and scope of the Work performed and obtains the Lessor's approval of the remaining Work to be completed.

         13.1.3 Disbursement of Insurance Proceeds. Subject to the terms of any applicable Fee Mortgage Loan Documents, if, as provided in Section 13.2, the Lessor is required to apply any property insurance proceeds toward repair or restoration of the Leased Property, then as long as the Work is being diligently performed by the Lessee in accordance with the terms and conditions of this Lease, the Lessor shall disburse such insurance proceeds from time to time during the course of the Work in accordance with and subject to satisfaction of the following provisions and conditions. The Lessor shall not be required to make disbursements more often than at thirty (30) day intervals. The Lessee shall submit a written request for each disbursement at least ten (10) Business Days in advance and shall comply with the following requirements in connection with each disbursement:

         (a) Prior to the commencement of any Work, the Lessee shall have received the Lessor's and any applicable Fee Mortgagee's written approval (to the extent that any such approval from such Fee Mortgagee is required under any applicable Fee Mortgage Loan Documents) of the Plans and Specifications (which approval shall not be unreasonably withheld) and the Work shall be supervised by an experienced construction manager with the consultation of an architect or engineer qualified and licensed to do business in the State.

         (b) Each request for payment shall be accompanied by (x) a certificate of the architect or engineer, bearing the architect's or engineer's seal, and
(y) a certificate of the general contractor, qualified and licensed to do business in the State, that is performing the Work (collectively, the "Work Certificates"), each dated not more than ten (10) days prior to the application for withdrawal of funds, and each stating:

                  (i) that all of the Work performed as of the date of the certificates has been completed in compliance with the approved Plans and Specifications, applicable Contracts and all applicable Legal Requirements;

                  (ii) that the sum then requested to be withdrawn has been paid by the Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons, whose names and addresses shall be stated therein, who have rendered or furnished certain services or materials for the Work, and the certificate shall also include a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said Persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                  (iii) that the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;

                  (iv) that the remainder of the funds held by the Lessor will be sufficient to pay for the full completion of the Work in accordance with the Plans and Specifications;

                  (v) that no part of the cost of the services and materials described in the applicable Work Certificate has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                  (vi) that, except for the amounts, if any, specified in the applicable Work Certificate to be due for services and materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar Lien upon the Leased Property.

         (c) The Lessee shall deliver to the Lessor satisfactory evidence that the Leased Property and all materials and all property described in the Work Certificates are free and clear of Liens, except (i) Liens, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated therein) specified in an applicable Work Certificate, which Liens shall be discharged upon disbursement of the funds then being requested, (ii) any Fee Mortgage and (iii) the Permitted Encumbrances. The Lessor shall accept as satisfactory evidence of the foregoing lien waivers in customary form from the general contractor and all subcontractors performing the Work, together with an endorsement of its title insurance policy (relating to the Leased Property) in form acceptable to the Lessor, dated as of the date of the making of the then current disbursement, confirming the foregoing.

         (d) If the Work involves alteration or restoration of the exterior of any Leased Improvement that changes the footprint of any Leased Improvement, the Lessee shall deliver to the Lessor, upon the request of the Lessor, an "as-built" survey of the Leased Property dated as of a date within ten (10) days prior to the making of the first and final advances (or revised to a date within ten (10) days prior to each such advance) showing no encroachments other than such encroachments, if any, by the Leased Improvements upon or over the Permitted Encumbrances as are in existence as of the date hereof.

         (e) Prior to the first advance, the Lessee shall deliver to the Lessor
(i) architect's certificate (satisfactory to the Lessor both as to the architect and as to the form of the certificate) that all necessary Permits for the repair, replacement and/or restoration of the Leased Property have been obtained and that the Leased Property, if repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and such Permits, shall comply with all applicable Legal Requirements and (ii) an architect's certificate (satisfactory to the Lessor both as to the architect and as to the form of the certificate) prior to the final advance, certifying that the Leased Property was repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and complies with all applicable Legal Requirements, including, without limitation, all Permits referenced in the foregoing clause (i). To the extent required under applicable Fee Mortgage Loan Documents, such architect's certificates shall be certified to the applicable Fee Mortgagee.

         (f) There shall be no Lease Default or any state of facts or circumstance existing which, with the giving of notice and/or the passage of time, would constitute any Lease Default.

The Lessor, at its option, may waive any of the foregoing requirements in whole or in part in any instance. Upon compliance by the Lessee with the foregoing requirements (except for such requirements, if any, as the Lessor may have expressly elected to waive), and to the extent of (x) the insurance proceeds, if any, which the Lessor may be required to apply to restoration of the Leased Property pursuant to the provisions of this Lease and (y) all other cash deposits made by the Lessee, the Lessor shall make available for payment to the

Persons named in the Work Certificate the respective amounts stated in said certificate(s) to be due, subject to a retention of ten percent (10%) as to all hard costs of the Work (the "Retainage"). It is understood that the Retainage is intended to provide a contingency fund to assure the Lessor that the Work shall be fully completed in accordance with the Plans and Specifications and the requirements of the Lessor. Upon the full and final completion of all of the Work in accordance with the provisions hereof, the Retainage shall be made available for payment to those Persons entitled thereto.

Upon completion of the Work, and as a condition precedent to making any further advance, in addition to the requirements set forth above, the Lessee shall promptly deliver to the Lessor:

         (i) written certificates of the architect or engineer, bearing the architect's or engineer's seal, and the general contractor, certifying that the Work has been fully completed in a good and workmanlike manner in material compliance with the Plans and Specifications and all Legal Requirements;

         (ii) an endorsement of its title insurance policy (relating to the Leased Property) in form reasonably acceptable to the Lessor insuring the Leased Property against all mechanic's and materialman's liens accompanied by the final lien waivers from the general contractor and all subcontractors;

         (iii) a certificate by the Lessee in form and substance reasonably satisfactory to the Lessor, listing all costs and expenses in connection with the completion of the Work and the amount paid by the Lessee with respect to the Work; and

         (iv) a temporary certificate of occupancy (if obtainable) and all other applicable Permits and Contracts (that have not previously been delivered to the Lessor) issued by or entered into with any Governmental Authority with respect to the Leased Property and the Primary Intended Use and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the Leased Property is situated; provided, that within thirty (30) days after completion of the Work, the Lessee shall obtain and deliver to the Lessor a permanent certificate of occupancy for the Leased Property.

         Upon completion of the Work and delivery of the documents required pursuant to the provisions of this Section 13.1, the Lessor shall pay the Retainage to the Lessee or to those Persons entitled thereto and if there shall be insurance proceeds or cash deposits, other than the Retainage, held by the Lessor in excess of the amounts disbursed pursuant to the foregoing provisions, then provided that no Lease Default has occurred and is continuing, nor any state of facts or circumstances which, with the giving of notice and/or the passage of time would constitute a Lease Default, the Lessor shall pay over such proceeds or cash deposits to the Lessee.

         No inspections or any approvals of the Work during or after construction shall constitute a warranty or representation by the Lessor, or any of its agents or Consultants, as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property. All acts, including any failure to act, relating to the Lessor are performed solely for the benefit of the Lessor to assure the payment and performance of the Lease Obligations and are not for the benefit of the Lessee or the benefit of any other Person.

         13.2 Disposition of Insurance Proceeds.

         13.2.1 Proceeds To Be Released to Pay For Work. In the event of any Casualty, except as provided for in Section 13.2.2, but, subject to the terms of any applicable Fee Mortgage Loan Documents, the Lessor shall release proceeds of property insurance held by it to pay for the Work in accordance with the provisions and procedures set forth in this Article 13, only if:

         (a) all of the terms, conditions and provisions of Sections 13.1 and
13.2.1 are satisfied;

         (b) there does not then exist any Lease Default or any state of facts or circumstance which, with the giving of notice and/or the passage of time, would constitute such a Lease Default;

         (c) the Lessee demonstrates to the Lessor's satisfaction that the Lessee has the financial ability to satisfy the Lease Obligations during such repair or restoration; and

         (d) no Sublease (excluding Resident Agreements) material to the operation of the Facility immediately prior to such damage or taking shall have been canceled or terminated, nor contain any still exercisable right to cancel or terminate, due to such Casualty if and to the extent that the income from such Sublease is necessary in order to avoid the violation of any of the financial covenants set forth in this Lease or otherwise to avoid the creation of an Event of Default.

         13.2.2 Proceeds Not To Be Released. If, as the result of any Casualty, the Leased Property is damaged to the extent it is rendered Unsuitable For Its Primary Intended Use and if either: (a) the Lessee, after exercise of diligent efforts, cannot within a reasonable time (not in excess of ninety (90) days) obtain all necessary Permits in order to be able to perform all required Work and to again operate the Facility for its Primary Intended Use within three hundred and sixty-five (365) days from the occurrence of the damage or destruction in substantially the manner as immediately prior to such damage or destruction or (b) such Casualty occurs during the last twenty-four (24) months of the Term and would reasonably require more than nine (9) months to obtain all Permits and complete the Work, then the Lessee may either (i) acquire the Leased Property from the Lessor for a purchase price equal to the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired, restored or replaced, in which event, the Lessee shall be entitled, upon (x) payment of the full purchase price and (y) an assumption by the Lessee of all of the Lessor's obligations under all of the documents evidencing any Fee Mortgage Loan (including, without limitation, if applicable, the HUD Financing Documents), together with a full release of the Lessor (in form and substance acceptable to the Lessor) from all obligations thereunder, provided, however, that, the provisions of this clause
(y) shall only apply in the event that the Lessee elects to assume the obligations under any Fee Mortgage Loan, to receive (1) all property insurance proceeds (less any costs and expenses incurred by the Lessor in collecting the same) and (2) in the event that the Lessee has elected to assume the obligations under any Fee Mortgage Loan, an assignment from the Lessor of all of its right, title and interest to all amounts, if any, held in escrow by any applicable Fee Mortgagee (including, without limitation, if applicable, any amounts held in the HUD Escrow Accounts), or (ii) terminate this Lease, in which event (subject to the provisions of the last sentence of this Section 13.2.2) the Lessor shall be entitled to receive and retain the insurance proceeds; provided, however, that the Lessee shall only have such right of termination effective upon payment to the Lessor of all Rent and other sums due under this Lease and the other Lease Documents through the date of termination plus an amount, which when added to the sum of (1) the Fair Market Value of the Leased Property as affected by all unrepaired or unrestored damage due to any Casualty (and giving due regard for delays, costs and expenses incident to completing all repair or restoration required to fully repair or restore the same) plus (2) the amount of insurance proceeds actually received by the Lessor (net of costs and expenses incurred by the Lessor in collecting the same) equals (3) the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired. Any acquisition of the Leased Property pursuant to the terms of this
Section 13.2.2 shall be consummated in accordance with the provisions of Article 18, mutatis, mutandis. If such termination becomes effective, the Lessor shall assign to the Lessee any outstanding insurance claims.

         13.2.3 Lessee Responsible for Short-Fall. If the cost of the Work exceeds the amount of proceeds received by the Lessor from the property insurance required under Article 12 (net of costs and expenses incurred by the Lessor in collecting the same), the Lessee shall be obligated to contribute any excess amount needed to repair or restore the Leased Property and pay for the Work. Such amount shall be paid by the Lessee to the Lessor together with any other property insurance proceeds for application to the cost of the Work.

         13.3 Tangible Personal Property. All insurance proceeds payable by reason of any loss of or damage to any of the Tangible Personal Property shall be paid to the Lessor as secured party, subject to the rights of the holders of any Permitted Prior Security Interests, and, thereafter, provided that no Lease Default, nor any fact or circumstance which with the giving of notice and/or the passage of time could constitute a Lease Default, has occurred and is continuing, the Lessor shall pay such insurance proceeds to the Lessee to reimburse the Lessee for the cost of repairing or replacing the damaged Tangible Personal Property, subject to the terms and conditions set forth in the other provisions of this Article 13, mutatis mutandis.

         13.4 Restoration of Certain Improvements and the Tangible Personal Property. If the Lessee is required or elects to restore the Facility, the Lessee shall either (a) restore (i) all alterations and improvements to the Leased Property made by the Lessee and (ii) the Tangible Personal Property or
(b) replace such alterations and improvements and the Tangible Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

         13.5 No Abatement of Rent. In no event shall any Rent abate or be reduced as a result of any Casualty, including, without limitation, any occurrence which without fault or neglect of the Lessee renders the Leased Premises untentable or unfit for occupancy.

         13.6 Termination of Certain Rights. Any termination of this Lease pursuant to this Article 13 shall cause any right of the Lessee to extend the Term of this Lease, granted to the Lessee herein and any right of the Lessee to purchase the Leased Property contained in this Lease to be terminated and to be without further force or effect.

         13.7 Waiver. The Lessee hereby waives any statutory rights of termination which may arise by reason of any damage or destruction to the Leased Property due to any Casualty which the Lessee is obligated to restore or may restore under any of the provisions of this Lease.

         13.8 Application of Rent Loss and/or Business Interruption Insurance. Subject to the applicable provisions of any Fee Mortgage Loan Documents, all proceeds of rent loss and/or business interruption insurance (collectively, "Rent Insurance Proceeds") shall be paid to the Lessor and dealt with as follows:

         (a) if the Work has been promptly and diligently commenced by the Lessee and is in the process of being completed in accordance with this Lease and no fact or condition exists which constitutes, or which with the giving of notice and/or the passage of time would constitute, a Lease Default, the Lessor shall each month pay to the Lessee out of the Rent Insurance Proceeds a sum equal to that amount, if any, of the Rent Insurance Proceeds paid by the insurer which is allocable to the rental loss and/or business interruption for the preceding month minus an amount equal to the sum of the Rent due hereunder for such month plus any Impositions relating to the Leased Property then due and payable;

         (b) if the Work has not been promptly and diligently commenced by the Lessee or is not in the process of being completed in accordance with this Lease, the Rent Insurance

Proceeds shall be applied to any Rent then due, and, to the extent sufficient therefor, an amount equal to Base Rent, Impositions and insurance premiums payable for the next twelve (12) months, as reasonably projected by the Lessor, shall be held by the Lessor as security for the Lease Obligations and applied to the payment of Rent as it becomes due; and

         (c) if such Rent Insurance Proceeds received by the Lessor (net of costs and expenses incurred by the Lessor in collecting the same) exceed the amounts required under clauses (a) and (b) above, the excess shall be paid to the Lessee, provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute, a Lease Default.

Notwithstanding the foregoing, the Lessor may at its option use or release the Rent Insurance Proceeds to pay for the Work and, if a Lease Default exists, the Lessor may apply all such insurance proceeds towards the Lease Obligations or hold such proceeds as security therefor.

         13.9 Obligation To Account. Upon the Lessee's written request, which may not be made not more than once in any three (3) month period, the Lessor shall provide the Lessee with a written accounting of the application of all insurance proceeds received by the Lessor.


                                   ARTICLE 14
                                   ----------

                                  CONDEMNATION
                                  ------------

         14.1 Parties' Rights and Obligations. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of the parties shall be determined by this Article 14.

         14.2 Total Taking. If there is a permanent Taking of all or substantially all of the Leased Property, this Lease shall terminate on the Date of Taking.

         14.3 Partial or Temporary Taking. If there is a Permanent Taking of a portion of the Leased Property, or if there is a temporary Taking of all or a portion of the Leased Property, this Lease shall remain in effect so long as the Leased Property is not thereby rendered permanently Unsuitable For Its Primary Intended Use or temporarily Unsuitable For Its Primary Intended Use for a period not likely to, or which does not, exceed three hundred and sixty-five (365) days. If, however, the Leased Property is thereby so rendered permanently or temporarily Unsuitable For Its Primary Intended Use: (a) the Lessee shall have the right to restore the Leased Property, at its own expense, (subject to the right under certain circumstances as provided for in Section 14.5 to receive the net proceeds of an Award for reimbursement) to the extent possible, to substantially the same condition as existed immediately before the partial or temporary Taking or (b) the Lessee shall have the right to acquire the Leased Property from the Lessor (i) upon payment of all Rent due through the date that the purchase price is paid, for a purchase price equal to the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value of the Leased Property and the Fair Market Added Value to be determined as of the day immediately prior to such partial or temporary Taking, (ii) upon the assumption by the Lessee of all of the Lessor's obligations under all of the documents evidencing any applicable Fee Mortgage Loan (including, without limitation, if applicable, the HUD Financing Documents), together with a full release (in form and substance acceptable to the Lessor) of the Lessor from all obligations thereunder, but the provisions of this clause (ii) shall apply only in the event that the Lessee has elected to assume the obligations under any Fee Mortgage Loan and (iii) in accordance with the terms and conditions set forth in Article 18; in which event, (x) the Lessor shall assign to the Lessee all of the Lessor's right, title and interest in the amounts, if any, then held in escrow by any applicable Fee Mortgagee (including, without limitation, if applicable, any amounts held in the HUD Escrow Accounts) if the Lessee has elected to assume the obligations under the applicable Fee Mortgage Loan and (y) this Lease shall terminate upon payment of such purchase price and the consummation of such acquisition. Notwithstanding the foregoing, the Lessor may overrule the Lessee's election under clause (a) or (b) and instead either (1) terminate this Lease as of the date when the Lessee is required to surrender possession of the portion of the Leased Property so taken or (2) compel the Lessee to keep the Lease in full force and effect and to restore the Leased Property as provided in clause (a) above, but only if the Leased Property may be operated for at least eighty percent (80%) of the licensed unit capacity of the Facility if operated in accordance with its Primary Intended Use. The Lessee shall exercise its election under this Section
14.3 by giving the Lessor notice thereof ("Lessee's Election Notice") within sixty (60) days after the Lessee receives notice of the Taking. The Lessor shall exercise its option to overrule the Lessee's election under this Section 14.3 by giving the Lessee notice of the Lessor's exercise of its rights under Section
14.3 within thirty (30) days after the Lessor receives the Lessee's Election Notice. If, as the result of any such partial or temporary Taking, this Lease is not terminated as provided above, the Lessee shall be entitled to an abatement of Rent, but only to the extent, if any, provided for in Section 3.6, effective as of the date upon which the Leased Property is rendered Unsuitable For Its Primary Intended Use.

         14.4 Restoration. If there is a partial or temporary Taking of the Leased Property and this Lease remains in full force and effect pursuant to
Section 14.3, the Lessee shall accomplish all necessary restoration and the Lessor shall release the net proceeds of such Award to reimburse the Lessee for the actual reasonable costs and expenses thereof, subject to all of the conditions and provisions set forth in Article 13 as though the Taking was a Casualty and the Award was insurance proceeds. If the cost of the restoration exceeds the amount of the Award (net of all reasonable costs and expenses incurred in obtaining the Award), the Lessee shall be obligated to contribute any excess amount needed to restore the Facility or pay for such costs and expenses. To the extent that the cost of restoration is less than the amount of the Award (net of all reasonable costs and expenses incurred in obtaining the Award), the remainder of the Award shall be retained by the Lessor and Rent shall be abated as set forth in Section 3.6.


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


         14.5 Award Distribution. In the event the Lessee completes the purchase of the Leased Property, as described in Section 14.3, the entire Award shall, upon payment of the purchase price and all Rent and other sums due under this Lease and the other Lease Documents, belong to the Lessee and the Lessor agrees to assign to the Lessee all of the Lessor's rights thereto. In any other event, subject to the terms of any Fee Mortgage Loan Documents, the entire Award shall belong to and be paid to the Lessor.

         14.6 Control of Proceedings. Subject to the rights of any Fee Mortgagee under any applicable Fee Mortgage Loan Documents, unless and until the Lessee completes the purchase of the Leased Property as provided in Section 14.3, all proceedings involving any Taking and the prosecution of claims arising out of any Taking against the Condemnor shall be conducted, prosecuted and settled by the Lessor; provided, however, that the Lessor shall keep the Lessee apprised of the progress of all such proceedings and shall solicit the Lessee's advice with respect thereto and shall give due consideration to any such advice. In addition, the Lessee shall reimburse the Lessor (as an Additional Charge) for all costs and expenses, including reasonable attorneys' fees, appraisal fees, fees of expert witnesses and costs of litigation or dispute resolution, in relation to any Taking, whether or not this Lease is terminated.


                                   ARTICLE 15
                                   ----------

                               PERMITTED CONTESTS
                               ------------------

         15.1 Lessee's Right to Contest. To the extent of the express references made to this Article 15 in other Sections of this Lease, but, subject to the applicable provisions of any applicable Fee Mortgage Loan Documents, the Lessee, any Sublessee or any Manager on their own or on the Lessor's behalf (or in the Lessor's name), but at their sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, the decision of any Governmental Authority related to the operation of the Leased Property for its Primary Intended Use or any Lien or claim relating to the Leased Property not otherwise permitted by this Lease; provided, that (a) prior written notice of such contest is given to the Lessor, (b) in the case of an unpaid Imposition, Lien or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from the Lessor and/or compliance by any applicable member of the Leasing Group with the contested Legal Requirement or other matter may be legally delayed pending the prosecution of any such proceeding without the occurrence or creation of any Lien, charge or liability of any kind against the Leased Property, (c) neither the Leased Property nor any rent therefrom would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding, (d) in the case of a Legal Requirement, neither the Lessor nor any member of the Leasing Group would be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (e) in the event that any such contest shall involve a sum of money or potential


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


loss in excess of FIFTY THOUSAND DOLLARS ($50,000), the Lessee shall deliver to the Lessor an Officer's Certificate and opinion of counsel, if the Lessor deems the delivery of an opinion to be appropriate, certifying or opining, as the case may be, as to the validity of the statements set forth to the effect set forth in clauses (b), (c) and (d), to the extent applicable, (f) the Lessee shall give such cash security as may be demanded in good faith by the Lessor to insure ultimate payment of any fine, penalty, interest or cost and to prevent any sale or forfeiture of the affected portion of the Leased Property by reason of such non-payment or non-compliance, (g) if such contest is finally resolved against the Lessor or any member of the Leasing Group, the Lessee shall promptly pay, as Additional Charges due hereunder, the amount required to be paid, together with all interest and penalties accrued thereon and/or comply (and cause any Sublessee and any Manager to comply) with the applicable Legal Requirement, and
(h) no state of facts or circumstance exists which constitutes, or with the passage of time and/or the giving of notice, could constitute a Lease Default; provided, however, the provisions of this Article 15 shall not be construed to permit the Lessee to contest the payment of Rent or any other sums payable by the Lessee to the Lessor under any of the Lease Documents.

         15.2 Lessor's Cooperation. The Lessor, at the Lessee's sole cost and expense, shall execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in any such contest, so long as the same does not expose the Lessor or any Fee Mortgagee to any civil or criminal liability, and, if reasonably requested by the Lessee or if the Lessor so desires, the Lessor shall join as a party therein.

         15.3 Lessee's Indemnity. The Lessee, as more particularly provided for in Section 12.2, shall indemnify, defend (with counsel acceptable to the Lessor) and save the Indemnified Parties harmless against any liability, cost or expense of any kind, including, without limitation, attorneys' fees and expenses that may be imposed upon the Lessor in connection with any such contest and any loss resulting therefrom and in the enforcement of this indemnification.


                                   ARTICLE 16
                                   ----------

                                     DEFAULT
                                     -------

         16.1 Events of Default. Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

         (a) any failure of the Lessee to pay any amount due hereunder or under any of the other Lease Documents within ten (10) days following the date when such payment was due;

         (b) any failure in the observance or performance of any other covenant, term, condition or warranty provided in this Lease or any of the other Lease Documents, other


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


than the payment of any monetary obligation and other than as specified in subsections (c) through (l) below (a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Lessor to the Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (i) the Lessee commences the cure thereof within thirty (30) days after the giving of such notice by the Lessor to the Lessee, (ii) the Lessee continuously prosecutes such cure to completion and (iii) such Failure to Perform does not impair the value of, or the Lessor's rights with respect to, the Leased Property;

         (c) the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any of the other Lease Documents;

         (d) if any representation, warranty or statement contained herein or in any of the other Lease Documents proves to be untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty is a continuing representation or warranty pursuant to Section 10.2;

         (e) if the Lessee shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for the Leased Property, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, (v) make or offer a composition of its debts with its creditors or (vi) be unable to pay its debts as such debts mature;

         (f) if any court shall enter an order, judgment or decree appointing, without the consent of the Lessee, a receiver or trustee for the Lessee and such order, judgment or decree shall remain in force, undischarged or unstayed, ninety (90) days after it is entered;

         (g) if a petition is filed against the Lessee which seeks relief under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction, and such petition is not dismissed within ninety (90) days after it is filed;

         (h) the liquidation, dissolution or termination of existence of the Lessee or the merger or consolidation of the Lessee with any other Person;

         (i) subject to Section 19.4 hereof, if, without the prior written consent of the Lessor, in each instance, which consent may be withheld by the Lessor in its sole and absolute discretion, the Lessee's interest in the Leased Property shall be, directly or indirectly, mortgaged, encumbered (by any voluntary or involuntary Lien other than the Permitted Encumbrances), subleased, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise);


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


         (j) except as a result of Casualty or a partial or complete Condemnation, if the Lessee ceases operation of the Facility for a period in excess of thirty (30) days;

         (k) if one or more judgments against the Lessee or attachments against the Lessee's interest in the Leased Property, which in the aggregate exceed ONE HUNDRED THOUSAND DOLLARS ($100,000) or which may materially and adversely interfere with the operation of the Facility, remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days; or

         (l) any failure to maintain the insurance required pursuant to Section 12 of this Lease in force and effect at all times until the Lease Obligations are fully paid and performed.

         16.2 Remedies.

         (a) If any Lease Default shall have occurred, the Lessor may at its option terminate this Lease by giving the Lessee not less than ten (10) Business Days' notice of such termination, or exercise any one or more of its rights and remedies under this Lease or any of the other Lease Documents, or as available at law or in equity and upon the expiration of the time fixed in such notice, the Term shall terminate (but only if the Lessor shall have specifically elected by a written notice to so terminate the Lease) and all rights of the Lessee under this Lease shall cease. Notwithstanding the foregoing, in the event of the Lessee's failure to pay Rent, if such Rent remains unpaid beyond ten (10) days from the due date thereof, the Lessor shall not be obligated to give ten (10) Business Days' notice of such termination or exercise of any of its other rights and remedies under this Lease, or the other Lease Documents, or otherwise available at law or in equity, and the Lessor shall be at liberty to pursue any one or more of such rights or remedies without further notice. No taking of possession of the Leased Property by or on behalf of the Lessor, and no other act done by or on behalf of the Lessor, shall constitute an acceptance of surrender of the Leased Property by the Lessee or reduce the Lessee's obligations under this Lease or the other Lease Documents, unless otherwise expressly agreed to in a written document signed by an authorized officer or agent of the Lessor.

         (b) To the extent permitted under applicable law, the Lessee shall pay as Additional Charges all costs and expenses (including, without limitation, attorneys' fees and expenses) reasonably incurred by or on behalf of the Lessor as a result of any Lease Default.

         (c) If any Lease Default shall have occurred, whether or not this Lease has been terminated pursuant to Paragraph (a) of this Section, the Lessee shall, to the extent permitted under applicable law, if required by the Lessor so to do, upon not less than ten (10) Business Days' prior notice from the Lessor, immediately surrender to the Lessor the Leased Property pursuant to the provisions of Paragraph (a) of this Section and quit the same, and the Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove the Lessee and all other Persons and


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


any and all of the Tangible Personal Property from the Leased Property, subject to the rights of any residents or patients of the Facility and any Sublessees who are not Affiliates of the Lessee and to any requirements of applicable law, or the Lessor may claim ownership of the Tangible Personal Property as set forth in Section 5.2.3 hereof. The Lessor shall use reasonable, good faith efforts to relet the Leased Property or otherwise mitigate damages suffered by the Lessor as a result of the Lessee's breach of this Lease.

         (d) In addition to all of the rights and remedies of the Lessor set forth in this Lease and the other Lease Documents, if the Lessee shall fail to pay any rental or other charge due hereunder (whether denominated as Base Rent, Additional Rent, Additional Charges or otherwise) within ten (10) days after same shall have become due and payable, then and in such event the Lessee shall also pay to the Lessor (i) a late payment service charge (in order to partially defray the Lessor's administrative and other overhead expenses) equal to two hundred-fifty ($250) dollars and (ii) to the extent permitted by applicable law, interest on such unpaid sum at the Overdue Rate; it being understood, however, that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by the Lessee hereunder or to relieve the Lessee of its obligation to pay such sums at the time or times required by this Lease.

         16.3 Damages. None of (a) the termination of this Lease pursuant to
Section 16.2, (b) the eviction of the Lessee or the repossession of the Leased Property, (c) the failure or inability of the Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property, (d) the reletting of the Leased Property or (e) the failure of the Lessor to collect or receive any rentals due upon any such reletting, shall relieve the Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In any such event, the Lessee shall forthwith pay to the Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination, repossession or eviction. Thereafter, the Lessee shall forthwith pay to the Lessor, at the Lessor's option, either:

         (i) the sum of: (x) all Rent that is due and unpaid at the later to occur of termination, repossession or eviction, together with interest thereon at the Overdue Rate to the date of payment, plus (y) the worth (calculated in the manner stated below) of the amount by which the unpaid Rent for the balance of the Term after the later to occur of the termination, repossession or eviction exceeds the fair market rental value of the Leased Property for the balance of the Term, plus (z) any other amount necessary to compensate the Lessor for all damage proximately caused by the Lessee's failure to perform the Lease Obligations or which in the ordinary course would be likely to result therefrom; or

         (ii) each payment of Rent as the same would have become due and payable if the Lessee's right of possession or other rights under this Lease had not been terminated, or if the Lessee had not been evicted, or if the Leased Property had not been repossessed which Rent, to the extent permitted by law, shall bear interest at the Overdue Rate from the date when due until the date paid, and the Lessor may enforce, by action or otherwise, any other


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


term or covenant of this Lease. There shall be credited against the Lessee's obligation under this clause (ii) amounts actually collected by the Lessor from another tenant to whom the Leased Property may have actually been leased or, if the Lessor is operating the Leased Property for its own account, the actual net cash flow of the Leased Property.

         In making the determinations described in subparagraph (i) above, the "worth" of unpaid Rent shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law.

         16.4 Lessee Waivers. If this Lease is terminated pursuant to Section 16.2, the Lessee waives, to the extent not prohibited by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this
Article 16, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

         16.5 Application of Funds. Any payments otherwise payable to the Lessee which are received by the Lessor under any of the provisions of this Lease during the existence or continuance of any Lease Default shall be applied to the Lease Obligations in the order which the Lessor may reasonably determine or as may be required by the laws of the State.

         16.6 Lessor's Right to Cure. If the Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 16.1, the Lessor, after five (5) Business Days' prior notice to the Lessee (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in the Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All sums so paid by the Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by the Lessee to the Lessor on demand as an Additional Charge. The obligations of the Lessee and rights of the Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

         16.7 No Waiver By Lessor. The Lessor shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its right or remedies hereunder or under any of the other Lease Documents unless such waiver is in writing and signed by the Lessor, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants, representations or warranties set forth in any of the Lease Documents (including, without limitation, any of the time periods set forth therein for the performance


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


of the Lease Obligations) shall be construed as a waiver of any other term, condition, covenant, representation or warranty of any of the Lease Documents, nor shall such a waiver in any one instance or circumstances be construed as a waiver of the same term, condition, covenant, representation or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that the Lessor must thereafter, as a result of such failure, delay or waiver, give notice to the Lessee or any other Person that the Lessor does not intend to, or may not, give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants, representations and warranties set forth in the Lease Documents before the Lessor can exercise any of its rights or remedies under any of the Lease Documents or before any Lease Default can occur, or as establishing a course of dealing for interpreting the conduct of and agreements between the Lessor and the Lessee or any other Person.

         The acceptance by the Lessor of any payment that is less than payment in full of all amounts then due under any of the Lease Documents at the time of the making of such payment shall not: (a) constitute a waiver of the right to exercise any of the Lessor's remedies at that time or at any subsequent time,
(b) constitute an accord and satisfaction or (c) nullify any prior exercise of any remedy, without the express written consent of the Lessor. Any failure by the Lessor to take any action under this Lease or any of the other Lease Documents by reason of a default hereunder or thereunder, any acceptance of a past due installment, or any indulgence granted from time to time shall not be construed (i) as a novation of this Lease or any of the other Lease Documents,
(ii) as a waiver of any right of the Lessor thereafter to insist upon strict compliance with the terms of this Lease or any of the other Lease Documents or
(iii) to prevent the exercise of any right of acceleration or any other right granted hereunder or under applicable law; and to the maximum extent not prohibited by applicable law, the Lessor hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

         16.8 Right of Forbearance. Whether or not for consideration paid or payable to the Lessor and, except as may be otherwise specifically agreed to by the Lessor in writing, no forbearance on the part of the Lessor, no extension of the time for the payment of the whole or any part of the Lease Obligations, and no other indulgence given by the Lessor to the Lessee or any other Person, shall operate to release or in any manner affect the original liability of the Lessee or such other Persons, or to limit, prejudice or impair any right of the Lessor, including, without limitation, the right to realize upon any collateral, or any part thereof, for any of the Lease Obligations evidenced or secured by the Lease Documents; notice of any such extension, forbearance or indulgence being hereby waived by the Lessee and all those claiming by, through or under the Lessee.

         16.9 Cumulative Remedies. The rights and remedies set forth under this Lease are in addition to all other rights and remedies afforded to the Lessor under any of the other Lease Documents or at law or in equity, all of which are hereby reserved by the Lessor, and this Lease is made and accepted without prejudice to any such rights and remedies. All of


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


the rights and remedies of the Lessor under each of the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in the Lessor's sole and absolute discretion.

                                   ARTICLE 17
                                   ----------

               SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER
               ---------------------------------------------------

         17.1 Surrender. The Lessee shall, upon the expiration or prior termination of the Term (unless the Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), vacate and surrender the Leased Property to the Lessor in good repair and condition, in compliance with all Legal Requirements, all Insurance Requirements, and in compliance with the provisions of Article 8, except for: (a) ordinary wear and tear (subject to the obligation of the Lessee to maintain the Leased Property in good order and repair during the entire Term of the Lease), (b) damage caused by the gross negligence or willful acts of the Lessor, and (c) any damage or destruction resulting from a Casualty or Taking that the Lessee is not required by the terms of this Lease to repair or restore.

         17.2 Transfer of Permits and Contracts. In connection with the expiration or any earlier termination of this Lease (unless the Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), upon any request made from time to time by the Lessor, the Lessee shall (a) promptly and diligently use commercially reasonable efforts to (i) transfer and assign all Permits and Contracts necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Lease to the Lessor or its designee and/or (ii) arrange for the transfer or assignment of such Permits and Contracts to the Lessor, any Fee Mortgagee or any of their respective designees, all to the extent the same may be transferred or assigned under applicable law and (b) cooperate in every respect (and to the fullest extent possible) and assist the Lessor, any Fee Mortgagee or any such designee in obtaining such Permits and Contracts (whether by transfer, assignment or otherwise). Such efforts and cooperation on the part of the Lessee shall include, without limitation, the execution, delivery and filing with appropriate Governmental Authorities and Third Party Payors of any applications, petitions, statements, notices, requests, assignments and other documents or instruments reasonably requested by the Lessor, any Fee Mortgagee or any such designee. Furthermore, the Lessee shall not take any action or refrain from taking any action which would defer, delay or jeopardize the process of the Lessor, any Fee Mortgagee or any such designee obtaining said Permits and Contracts (whether by transfer, assignment or otherwise). Without limiting the foregoing, the Lessee shall not seek to transfer or relocate any of said Permits or Contracts to any location other than the Leased Property. The provisions of this Section 17.2 shall survive the expiration or earlier termination of this Lease.

         The Lessee hereby appoints the Lessor as its attorney-in-fact, with full power of substitution to take such actions, in the event that the Lessee fails to comply with any request made by the Lessor hereunder, as the Lessor (in its sole absolute discretion) may deem


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


necessary or desirable to effectuate the intent of this Section 17.2. The power of attorney conferred on the Lessor by the provisions of this Section 17.2, being coupled with an interest, shall be irrevocable until the Lease Obligations are fully paid and performed and shall not be affected by any disability or incapacity which the Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

         17.3 No Acceptance of Surrender. Except at the expiration of the Term in the ordinary course, no surrender to the Lessor of this Lease or of the Leased Property or any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and no act by the Lessor or any representative or agent of the Lessor, other than such a written acceptance by the Lessor, shall constitute an acceptance of any such surrender.

         17.4 Holding Over. If, for any reason, the Lessee shall remain in possession of the Leased Property after the expiration or any earlier termination of the Term, such possession shall be as a tenant at sufferance during which time the Lessee shall pay as rental each month, one and one-half times the aggregate of (i) one-twelfth of the aggregate Base Rent and Additional Rent payable at the time of such expiration or earlier termination of the Term;
(ii) all Additional Charges accruing during the month and (iii) all other sums, if any, payable by the Lessee pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, the Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of the Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease.


                                   ARTICLE 18
                                   ----------

                         PURCHASE OF THE LEASED PROPERTY
                         -------------------------------

         18.1 Purchase of the Leased Property. In the event the Lessee purchases the Leased Property from the Lessor pursuant to any of the terms of this Lease, the Lessor shall, upon (a) receipt from the Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase and (b) if the Lessee so elects, the assumption by Lessee of all obligations under all of the documents evidencing any Fee Mortgage Loan (including, without limitation, if applicable, the HUD Financing Documents), together with a full release (in form and substance acceptable to Lessor) of Lessor from all obligations thereunder, deliver to the Lessee (i) a deed with covenants only against acts of the Lessor conveying the entire interest


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


of the Lessor in and to the Leased Property to the Lessee subject to all Legal Requirements, all of the matters described in clauses (a), (b), (e) and (g) of
Section 11.4.2, Impositions, any Liens created by the Lessee, any Liens created in accordance with the terms of this Lease or consented to by the Lessee, the claims of all Persons claiming by through or under the Lessee, any other matters assented to by the Lessee and all matters for which the Lessee has responsibility under any of the Lease Documents, but otherwise not subject to any other Lien created by the Lessor from and after the Commencement Date (other than an Encumbrance permitted under Article 20 which the Lessee elects to assume) and (ii) if the Lessee has elected to assume any Fee Mortgage Loan, an assignment from the Lessor of all of its right, title and interest to all amounts, if any, then held in escrow by the applicable Fee Mortgagee (including, without limitation, all amounts, if applicable, held in the HUD Escrow Accounts). The applicable purchase price shall be paid in cash to the Lessor, or as the Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by the Lessor and the Lessee. Each party shall pay all of the expenses incurred by it in connection with any such conveyance. All recording and transfer taxes and recording fees and other similar charges shall be split equally between the Lessor and the Lessee.

         Notwithstanding anything to the contrary set forth herein, in no event shall the Lessee be obligated to assume any Fee Mortgage Loan and, in the event that the Lessee does not elect to assume any Fee Mortgage Loan, the Lessor shall pay all amounts outstanding under all applicable Fee Mortgage Loans so as to be able to transfer the Leased Property to the Lessee free and clear of all liens securing any Fee Mortgage Loan.

         18.2 Appraisal.

         18.2.1 Designation of Appraisers. In the event that it becomes necessary to determine the Fair Market Value of the Leased Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within ten (10) days after receipt of any such notice, the Lessor (or the Lessee, as the case may be) shall by notice to the Lessee (or the Lessor, as the case may be) appoint a second Person as appraiser on its behalf.

         18.2.2 Appraisal Process. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within forty-five (45) days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value of the Leased Property as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within fifty (50) days after the making of the Lessee's or the Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and


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


shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten per cent (10%) of the lesser of such amounts, then the Fair Market Value of the Leased Property shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such appraiser shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of Fair Market Value of the Leased Property, whichever is earlier, either the Lessor or the Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value of the Leased Property within thirty (30) days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon the Lessor and the Lessee as the Fair Market Value of the Leased Property.

         18.2.3 Specific Enforcement and Costs. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. The Lessor and the Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

         18.3 Lessee's Option to Purchase.

         18.3.1 Conditions to Option. On the conditions (which conditions the Lessor may waive, at its sole option, by notice to the Lessee at any time) that
(a) at the time of exercise of the Purchase Option and on the applicable Purchase Option Date, there then exists no Lease Default, nor any state of facts or circumstance which constitutes, or with the passage of time and/or the giving of notice, would constitute a Lease Default and (b) the Lessee strictly complies with the provisions of this Section 18.3, then the Lessee shall have the option to purchase the Leased Property, at the price and upon the terms hereinafter set forth (the "Purchase Option").

         18.3.2 Exercise of Option. The Purchase Option shall permit the Lessee to purchase the Leased Property (a) on the last day of the Initial Term or (b) on the last day of any Extended Term effectively exercised by the Lessee (each of such dates are referred to herein as a "Purchase Option Date") and shall be exercised by notice given by the Lessee to the Lessor (the "Lessee's Purchase Option Notice") at least one hundred eighty
(180) days (but not more than two hundred seventy (270) days) prior to the relevant Purchase Option Date. Once given, the Lessee shall have no right to rescind the Lessee's Purchase Option Notice.

         18.3.3 Conveyance. If the Purchase Option is exercised by the Lessee in accordance with the terms hereof, the Leased Property shall be conveyed by a good and sufficient deed with covenants only against acts of the Lessor (the "Deed") running to the Lessee or to such grantee as the Lessee may designate by notice to the Lessor at least seven (7) days before the Time of Closing.

         18.3.4 Calculation of Purchase Price. The price to be paid by the Lessee for the acquisition of the Leased Property pursuant to this Purchase Option (the "Purchase Price") shall be equal to the lesser of (i) the then Fair Market Value of the Leased Property minus the Fair Market Added Value and (ii) an amount equal to the product of eight and one-half (8 1/2) multiplied by the then trailing twelve (12) month Cash Flow (computed with respect to the twelve month period ending on the last day of the last calendar month prior to the calendar month in which the Closing occurs).

         18.3.5 Payment of Purchase Price. The Purchase Price shall be paid by the Lessee at the Time of Closing by certified, cashier's, treasurer's or bank check(s) or wire transfer pursuant to instructions received from the Lessor.

         18.3.6 Place and Time of Closing. If the Purchase Option is exercised, the closing shall occur and the Deed shall be delivered (the "Closing") at the office of the Lessor at 12:00 o'clock noon (E.S.T.) on the applicable Purchase Option Date (such time, as the same may be extended by mutual written agreement of the Lessor and the Lessee, being hereinafter referred to as the "Time of Closing"). It is agreed that time is of the essence of the Purchase Option.

         18.3.7 Condition of Leased Property. The Leased Property is to be purchased "AS IS" and "WHERE IS" as of the Time of Closing.

         18.3.8 Quality of Title. If the Lessor shall be unable to give title or to make conveyance, as stipulated in this Section 18.3, then, at the Lessor's option, the Lessor shall use reasonable efforts to remove all defects in title and the applicable Purchase Option Date and Time of Closing shall be extended for period of thirty (30) days. The Lessor shall not be required to expend more than FIFTY THOUSAND DOLLARS ($50,000) (inclusive of attorney's fees) in order to have used "reasonable efforts."

         18.3.9 Lessor's Inability to Perform. If at the expiration of the extended time the Lessor shall have failed so to remove any such defects in title, then all other obligations of all parties hereto under Section 18.3 shall cease and Section 18.3 shall be void and without recourse to the parties hereto. Notwithstanding the foregoing, the Lessee shall


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


have the election, at either the original or extended Purchase Option Date and Time of Closing, to accept such title as the Lessor can deliver to the Leased Property in its then condition and to pay therefor the Purchase Price without reduction, in which case the Lessor shall convey such title; provided, that, in the event of such conveyance, if any portion of the Leased Property shall have been taken by Condemnation prior to the applicable Purchase Option Date and Time of Closing, the Lessor shall pay over or assign to the Lessee at the Time of Closing, all Awards recovered on account of such Taking, less any amounts reasonably expended by the Lessor in obtaining such Awards, or, to the extent such Awards have not been recovered as of the applicable Purchase Option Date and Time of Closing, the Lessor shall assign to the Lessee all its rights with respect to any claim therefor.

         18.3.10 Merger by Deed. The acceptance of the Deed by the Lessee or the grantee designated by the Lessee, as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation to be performed by the Lessor contained or expressed in this Lease.

         18.3.11 Use of Purchase Price to Clear Title. To enable the Lessor to make conveyance as provided in this Section, the Lessor may, at the Time of Closing, use the Purchase Price or any portion thereof to clear the title of any Lien, provided that all instruments so procured are recorded contemporaneously with the Closing or reasonable arrangements are made for a recording subsequent to the Time of Closing in accordance with customary conveyancing practices.

         18.3.12 Lessee's Default. If the Lessee delivers the Lessee's Purchase Option Notice and fails to consummate the purchase of the Leased Property in accordance with the terms hereof for any reason other than the Lessor's willful and unexcused refusal to deliver the Deed, (a) the Lessee shall thereafter have no further right to purchase the Leased Property pursuant to this Section, although this Lease shall otherwise continue in full force and effect and (b) the Lessor shall have the right to sue for specific performance of the Lessee's obligations to purchase the Leased Property provided such suit for specific performance is commenced within one (1) year after the applicable Purchase Option Date on which such sale was supposed to occur.


                                   ARTICLE 19
                                   ----------

                            SUBLETTING AND ASSIGNMENT
                            -------------------------

         19.1 Subletting and Assignment. The Lessee may not, without the prior written consent of the Lessor and any Fee Mortgagee (if any such consent from the Fee Mortgagee is required under the Fee Mortgage Loan Documents), which consent may be withheld in the Lessor's or the Fee Mortgagee's sole and absolute discretion, assign or pledge all or any portion of its interest in this Lease or any of the other Lease Documents (whether by operation of law or otherwise) or sublet all or any part of the Leased Property. For purposes


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


of this Section 19.1, but subject to Section 19.4 hereof, the term "assign" shall be deemed to include, but not be limited to, any one or more sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of more than fifty percent (50%), in the aggregate, the capital stock of or partnership interest in the Lessee or sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of the capital or the assets of the Lessee. Any such assignment, pledge, sale, hypothecation or other transfer made without the Lessor's consent shall be void and of no force and effect.

         19.2 Permitted Subleases. Notwithstanding anything to the contrary set forth herein, the Lessee shall have the right to enter into Resident Agreements without the prior consent of the Lessor and any Fee Mortgagee; provided, however, that all such Resident Agreements shall comply with all of the terms and conditions of the HUD Regulatory Agreement.

         19.3 Attornment. The Lessee shall insert in each Sublease approved by the Lessor and any other Sublease that may be permitted hereunder, other than Resident Agreements, provisions to the effect that (a) such Sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of the Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such Sublease, the Sublessee thereunder will, at the Lessor's option, attorn to the Lessor and waive any right the Sublessee may have to terminate the Sublease or to surrender possession thereunder, as a result of the termination of this Lease and (c) in the event the Sublessee receives a written notice from the Lessor stating that the Lessee is in default under this Lease, the Sublessee shall thereafter be obligated to pay all rentals accruing under said Sublease directly to the Lessor or as the Lessor may direct. All rentals received from the Sublessee by the Lessor shall be credited against the amounts owing by the Lessee under this Lease.

         19.4 Permitted Transfers. Notwithstanding anything to the contrary set forth herein, the Lessee's legal or beneficial interest in this Lease or the Leased Property and/or all of the outstanding capital stock of the Lessee may be directly or indirectly transferred in connection with any merger of CareMatrix with or into any other Person, any sale of all or substantially all of the CareMatrix's assets or any transfer of all or substantially all of the outstanding capital stock of the CareMatrix.


                                   ARTICLE 20
                                   ----------

                   TITLE TRANSFERS AND LIENS GRANTED BY LESSOR
                   -------------------------------------------

         20.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby with the fee estate in the Leased Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly (a) this Lease or


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


the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

         20.2 Transfers By Lessor. If the original Lessor named herein or any successor in interest shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of the Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, the original the Lessor named herein or the applicable successor in interest so conveying the Leased Property shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         20.3 Lessor May Grant Liens. Without the consent of the Lessee, but subject to the terms and conditions set forth below in this Section 20.3, the Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property or any interest therein ("Encumbrance"), whether to secure any borrowing or other means of financing or refinancing; provided, that, except as may otherwise be expressly provided herein or in any Fee Mortgage Loan Documents to which the Lessee is a party, the Lessee shall have no obligation to make payments under such Encumbrances. The Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity with the provisions of Section 20.4. To the extent that any such Encumbrance or any other Permitted Encumbrance consists of a mortgage or deed of trust on the Lessor's interest in the Leased Property the same shall be referred to herein as a "Fee Mortgage" and the holder thereof shall be referred to herein as a "Fee Mortgagee".

         20.4 Subordination and Non-Disturbance. Concurrently with the execution and delivery of any Fee Mortgage entered into after the date hereof, provided that the Lessee executes and delivers an agreement of the type described in the following paragraph, the Lessor shall obtain and deliver to the Lessee an agreement by the holder of such Fee Mortgage, pursuant to which, (a) the applicable Fee Mortgagee consents to this Lease and (b) agrees that, notwithstanding the terms of the applicable Fee Mortgage held by such Fee Mortgagee, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under or pursuant to such Fee Mortgage or a transfer in lieu of foreclosure, (i) the Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event that the Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein, (ii) the Lessee's option to purchase the Leased Property pursuant to Articles 13, 14 and 18 of this Lease shall remain in force and effect pursuant to the terms hereof and (iii) in the event that the Lessee elects its option to purchase the Leased Property and performs all of its obligations hereunder in connection with any such election, the holder of the Fee Mortgage shall release its Fee Mortgage upon payment by the Lessee of the purchase price required hereunder, provided, that (1) such purchase price is paid to the holder of the Fee Mortgage, in the event that the Indebtedness secured by the applicable Fee Mortgage is equal to or greater than the purchase price or (2) in the event that the purchase price is greater than the Indebtedness secured by the Fee Mortgage, a portion of the purchase price equal to the Indebtedness secured by the Fee Mortgage is paid to the Fee Mortgagee and the remainder of the purchase price is paid to the Lessor.

         At the request from time to time by any Fee Mortgagee, the Lessee shall
(a) subordinate this Lease and all of the Lessee's rights and estate hereunder to the Fee Mortgage held by such Fee Mortgagee and (b) agree that the Lessee will attorn to and recognize such Fee Mortgagee or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Fee Mortgage as the Lessor under this Lease for the balance of the Term then remaining. To effect the intent and purpose of the immediately preceding sentence, the Lessee agrees to execute and deliver such instruments in recordable from as are reasonably requested by the Lessor or the applicable Fee Mortgagee; provided, however, that any such Fee Mortgagee simultaneously executes, delivers and records a written agreement of the type described in the preceding paragraph.


                                   ARTICLE 21
                                   ----------

                               LESSOR OBLIGATIONS
                               ------------------

         21.1 Quiet Enjoyment. As long as the Lessee shall pay all Rent and all other sums due under any of the Lease Documents as the same become due and shall fully comply with all of the terms of this Lease and the other Lease Documents and fully perform its obligations thereunder, the Lessee shall peaceably and quietly have, hold and enjoy the Leased Property throughout the Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor, but subject to the Permitted Encumbrances and such Liens as may hereafter be consented to by the Lessee. No failure by the Lessor to comply with the foregoing covenant shall give the Lessee any right to cancel or terminate this Lease, or to fail to perform any other sum payable under this Lease, or to fail to perform any other obligation of the Lessee hereunder. Notwithstanding the foregoing, the Lessee shall have the right by separate and independent action to pursue any claim it may have against the Lessor as a result of a breach by the Lessor of the covenant of quiet enjoyment contained in this
Article 21.

         21.2 Memorandum of Lease. The Lessor and the Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State, in which reference to this Lease and all options contained herein shall be made. The Lessee shall pay all recording costs and taxes associated therewith.

         21.3 Default by Lessor. The Lessor shall be in default of its obligations under this Lease only if the Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of thirty (30) days after notice thereof from the Lessee (or such shorter time as may be necessary in order to protect the health or welfare of any patients or residents of the Facility or to insure the continuing compliance of the Facility with the applicable Legal Requirements), unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if the Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which the Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.


                                   ARTICLE 22
                                   ----------

                                     NOTICES
                                     -------

         Any notice, request, demand, statement or consent made hereunder or under any of the other Lease Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when so personally delivered or postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Lessee:                   CareMatrix of the Inn at the Amethyst, Inc.
                                    197 First Avenue
                                    Needham Heights, Massachusetts 02194
                                    Attn: President

With copies to:                     CareMatrix of the Inn at the Amethyst, Inc.
                                    197 First Avenue
                                    Needham Heights, Massachusetts 02194
                                    Attn:  General Counsel

                                    and

                                    Nutter, McClennen & Fish, LLP
                                    One International Place
                                    Boston, MA  02110
                                    Attn:  Marianne Ajemian, Esq.



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


If to the Lessor:                   Ironwood Greens Limited Partnership II
                                    c/o Netwest Development Corporation
                                    2221 East Broadway, Suite 211
                                    Tucson, AZ  85719
                                    Attn:  Priscilla Kuhn

With copies to:                     Netwest Development Corporation
                                    2221 East Broadway Boulevard
                                    Suite 211
                                    Tucson, AZ 85719
                                    Attn:  Dee T. O'Neill, Esq.

                                    and

                                    Chancellor of Arizona, Inc.
                                    197 First Avenue
                                    Needham Heights, MA  02194
                                    Attn:  General Counsel

or such other address as the Lessor or the Lessee shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to the Lessee by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.


                                   ARTICLE 23
                                   ----------

                              ENVIRONMENTAL MATTERS
                              ---------------------

         23.1 Maintenance of Leased Property. The Lessee covenants that, as long as this Lease shall remain in force and effect, the Lessee:

                 (a) shall generate, store, transport, utilize, dispose of, manage, release or locate, any Hazardous Substances on, under or from the Leased Property in compliance with all applicable Environmental Laws and may permit the generation, storage, transportation, utilization, disposal, management, release or threat of release, or location of any Hazardous Substances on, under or from the Leased Property, but only in compliance with all applicable Environmental Laws; and

                 (b) shall not permit any Lien arising under or related to any of the Environmental Laws to attach to the Leased Property and remain undischarged or not adequately bonded to the reasonable satisfaction of the Lessor for more than sixty (60) days.

         In addition to all other covenants contained herein, the Lessee agrees that the Leased Property shall be maintained in compliance with the Environmental Laws and in compliance with any provisions set forth under any Fee Mortgage Loan Documents pertaining to the generation, storage, transportation, utilization, disposition, management or release of Hazardous Substances on, under or from the Leased Property.

         23.2 Notice of Environmental Conditions. The Lessee shall provide the Lessor and any Fee Mortgagee with immediate written notice: (a) upon the Lessee becoming aware of (i) the presence of, any release or any threat of release of any Hazardous Substances on, under or from the Leased Property (whether or not caused by the Lessee) that is not in compliance with any Environmental Law and
(ii) any Environmental Enforcement Action instituted or threatened and (b) upon receipt by the Lessee of any notice relating to the Leased Property or any Hazardous Substance allegedly originating on, under or from the Leased Property, from any Governmental Authority pursuant to any of the Environmental Laws.

         23.3 The Lessee's Agreement To Take Remedial Actions. Upon the Lessee becoming aware of the presence of, any release, or any threat of release of any Hazardous Substances on, under or from the Leased Property caused by the Lessee, its officers, agents, employees, Sublessees, licensees, concessionaires and/or invitees or any other occupant of the Leased Property during the term of this Lease, the Lessee shall immediately take all such actions to arrange for the assessment, monitoring, clean-up, containment, removal, remediation or restoration of the Leased Property as are (a) required pursuant to and in accordance with any of the Environmental Laws or Fee Mortgage Loan Documents and/or (b) by any Governmental Authority.

         Upon the Lessee becoming aware of the presence of, any release, or any threat of release of any Hazardous Substances on any Surrounding Property, but only to the extent that the presence of any Hazardous Substances on the Surrounding Property originated on, under or from the Leased Property and such release or threat of release violates any Environmental Law and was caused by the Lessee, its officers, agents, employees, Sublessees, licensees, concessionaires and/or invitees or any other occupant of the Leased Property during the term of this Lease, the Lessee shall immediately take all such actions to arrange for the assessment, monitoring, clean-up, containment, removal, remediation or restoration of the Surrounding Property, as are required
(a) pursuant to any of the Environmental Laws or Fee Mortgage Loan Documents and/or (b) by any Governmental Authority.

         23.4 The Lessor's Rights To Inspect The Leased Property and Take Remedial Actions. So long as this Lease shall remain in force and effect, the Lessor and, subject to the terms of any applicable Fee Mortgage Loan Documents, the applicable Fee Mortgagee shall have the right, but not the obligation, to enter upon the Leased Property, to expend funds to:

                 (a) cause one or more environmental assessments of the Leased Property to be undertaken. Such environmental assessments may include, without limitation, (i) detailed visual inspections of the Leased Property, including, without limitation, all storage areas, storage tanks, drains, dry wells and leaching areas, (ii) the taking of soil and surface water samples, (iii) the performance of soil and ground water analyses and (iv) the performance of such other investigations or analyses as are necessary or appropriate and consistent with sound professional environmental engineering practice in order for the Lessor to obtain a complete assessment of the compliance of the Leased Property and the use thereof with all Environmental Laws and to make a determination as to whether there is any risk of contamination (x) to the Leased Property resulting from Hazardous Substances originating on, under or from any Surrounding Property or (y) to any Surrounding Property resulting from Hazardous Substances originating on, under or from the Leased Property;

                 (b) cure any breach of the conditions and covenants contained in this Article 23;

                 (c) take any actions as are necessary to (i) prevent the migration of Hazardous Substances on, under or from the Leased Property to any other property, (ii) clean-up, contain, remediate or remove any Hazardous Substances on, under or from any other property, which Hazardous Substances originated on, under or from the Leased Property or (iii) prevent the migration of any Hazardous Substances on, under or from any other property to the Leased Property;

                 (d) comply with, settle or otherwise satisfy any Environmental Enforcement Action (including, without limitation, the payment of any fines or penalties imposed by any Governmental Authority); and

                 (e) correct or abate any environmental condition on or under the Leased Property which could cause degradation, damage or injury to the Leased Property, any Surrounding Property or any Person.

         Any amounts paid or advanced by the Lessor (or any Fee Mortgagee) and all costs and expenses incurred in connection with any action taken pursuant to the terms of this Article 23 (including, without limitation, environmental consultants' and experts' fees and expenses, reasonable attorneys' fees and expenses, court costs and all costs of assessment, monitoring, clean-up, containment, remediation, removal and restoration), shall be a demand obligation of the Lessee to the Lessor, but only to the extent that such amounts paid or advanced and cost and expenses incurred arose out of and/or relate to the presence of, any release, or any threat of release of any Hazardous Substances on, under or from the Leased Property caused by the Lessee, its officers, agents, employees, Sublessees, licensees, concessionaires and/or invitees or any other occupant of the Leased Property during the term of this Lease, and if such sums are not paid within ten (10) days after demand, such sums shall thereafter (to the extent permitted by applicable law) bear interest at the Overdue Rate until the date of payment.

         The Lessor (or any Fee Mortgagee), by making any such payment or incurring any such costs, shall be subrogated to all rights of the Lessee or any other occupant of the Leased Property to seek reimbursement from any Person, including, without limitation, any prior owner or operator of the Leased Property, who may be a "responsible party" under any of the Environmental Laws, in connection with the presence of Hazardous Substances on, under or from the Leased Property.

         Any partial exercise by the Lessor (or any Fee Mortgagee) of any of the rights and remedies set forth in this Article 23, including, without limitation, any partial undertaking on the part of the Lessor (such Fee Mortgagee) to cure any failure by the Lessee or the Leased Property (or any other occupant) to comply with any of the Environmental Laws, shall not obligate the Lessor to complete such actions taken or require the Lessor (or such Fee Mortgagee) to expend further sums to cure such non-compliance.

         23.5 Environmental Indemnification. Without limiting any of the other indemnity provisions set forth in this Lease, the Lessee shall and hereby agrees to indemnify, exonerate, defend (with counsel acceptable to the Lessor) and hold the Indemnified Parties harmless from and against any claim, liability, loss, cost, damage or expense (including, without limitation, environmental consultants' and experts' fees and expenses, reasonable attorneys' fees and expenses, court costs and all costs of assessment, monitoring, clean-up, containment, removal, remediation and restoration) arising out of or in connection with (a) any breach of any of the conditions and covenants hereunder,
(b) the Lessor's exercise of any of its rights and remedies hereunder or (c) the enforcement of the aforesaid indemnification agreement; excluding, however, with respect to each Indemnification Party, any matters resulting from the Lessor's gross negligence or willful misconduct of such Indemnified Party. Notwithstanding the foregoing, the Lessor shall have the option of conducting its defense with counsel of the Lessor's choice, but at the expense of the Lessee as aforesaid.

         The matters covered by the foregoing indemnity with respect to any property other than the Leased Property shall not include any costs incurred as a result of the clean-up, containment, remediation or removal of Hazardous Substances on, under or from such other property or the restoration thereof if such Hazardous Substances did not originate on, under or from the Leased Property. The Lessee acknowledges and agrees that its obligations pursuant to the provisions hereof are in addition to any and all other legal liabilities and responsibilities (at law or in equity) that the Lessee may otherwise have as an "owner" or "operator" of the Leased Property or a "responsible party" within the meaning of any of the Environmental Laws, as the case may be.

         23.6 Survival. The Lessee's liability for a breach of the provisions of this Article shall survive any termination of this Lease.


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


                                   ARTICLE 24
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         24.1 Broker's Fee Indemnification. The Lessee shall and hereby agrees to indemnify, defend (with counsel reasonably acceptable to the Lessor) and hold the Lessor harmless from and against any and all claims for premiums or other charges, finder's fees, taxes, brokerage fees or commissions and other similar compensation due in connection with any of the transactions contemplated by the Lease Documents. Notwithstanding the foregoing, the Lessor shall have the option of conducting its own defense against any such claims with counsel of the Lessor's choice, but at the expense of the Lessee, as aforesaid. This indemnification shall include, without limitation, all attorneys' fees and expenses and court costs reasonably incurred by the Lessor in connection with the defense against any such claims and the enforcement of this indemnification agreement and shall survive the termination of this Lease.

         24.2 No Joint Venture or Partnership. Neither anything contained in any of the Lease Documents, nor the acts of the parties hereto, shall create, or be construed to create, a partnership or joint venture between the Lessor and the Lessee. The Lessee is not the agent or representative of the Lessor and nothing contained herein or in any of the other Lease Documents shall make, or be construed to make, the Lessor liable to any Person for goods delivered to the Lessee, services performed with respect to the Leased Property at the direction of the Lessee or for debts or claims accruing against the Lessee.

         24.3 Amendments, Waivers and Modifications. Except as otherwise expressly provided for herein or in any other Lease Document, none of the terms, covenants, conditions, warranties or representations contained in this Lease or in any of the other Lease Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated except by an agreement in writing signed by (a) all parties to this Lease or the other applicable Lease Document, as the case may be, with regard to any such renewal, replacement, amendment, modification, extension, substitution, revision, consolidation or termination and (b) the Person against whom enforcement is sought with regard to any waiver. The provisions of this Lease and the other Lease Documents shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of any of the Lease Documents, the Management Agreements, the Fee Mortgage Loan Documents, the Permits and/or the Contracts. References herein and in the other Lease Documents to any of the Lease Documents, the Management Agreements, the Fee Mortgage Loan Documents, the Permits and/or the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

         Notwithstanding the foregoing, any reference contained in any of the Lease Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Lease Documents or any Management Agreement, Permit and/or the Contract is not intended to constitute an agreement or consent by the Lessor to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where the Lessor may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be required pursuant to the terms, covenants and conditions of any of the Lease Documents.

         24.4 Captions and Headings. The captions and headings set forth in this Lease and each of the other Lease Documents are included for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Lease, any of the other Lease Documents or any parts hereof or thereof.

         24.5 Time is of the Essence. Time is of essence of each and every term, condition, covenant and warranty set forth herein and in the other Lease Documents.

         24.6 Counterparts. This Lease may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

         24.7 Entire Agreement. This Lease and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter.

         24.8 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE LESSOR AND THE LESSEE HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY HERETO MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LEASE OR ANY OF THE LEASE
DOCUMENTS. The Lessee hereby certifies that neither the Lessor nor any of the Lessor's representatives, agents or counsel has represented expressly or otherwise that the Lessor would not, in the event of any such suit, action or proceeding seek to enforce this waiver to the right of trial by jury and acknowledges that the Lessor has been induced by this waiver (among other things) to enter into the transactions evidenced by this Lease and the other Lease Documents and further acknowledges that the Lessee (a) has read the provisions of this Lease, and in particular, the paragraph containing this waiver, (b) has consulted legal counsel, (c) understands the rights that it is granting in this Lease and the rights that it waiving in this paragraph in particular and (d) makes the waivers set forth herein knowingly, voluntarily and intentionally.

         24.9 Successors and Assigns. This Lease and the other Lease Documents shall be binding and inure to the benefit of (a) upon the Lessee and the Lessee's legal representatives and permitted successors and assigns and (b) the Lessor and any other Person who may now or hereafter hold the interest of the Lessor under this Lease and their respective successors and assigns. Notwithstanding the foregoing, except as may be permitted pursuant to Article 19, the Lessee shall not assign any of its rights or obligations hereunder or under any of the other Lease Documents without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

         24.10 No Third Party Beneficiaries. This Lease and the other Lease Documents are solely for the benefit of the Lessor, its successors, assigns and participants (if any), the Indemnified Parties, the Lessee, the other members of the Leasing Group and their respective permitted successors and assigns, and, except as otherwise expressly set forth in any of the Lease Documents, nothing contained therein shall confer upon any Person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. Without limiting the foregoing, it is acknowledged and agreed that for such time as any Fee Mortgage may remain in effect, it is intended that the applicable Fee Mortgagee holding such Fee Mortgage be a third party beneficiary of the terms and conditions set forth under this Lease and, from and after the exercise by such Fee Mortgagee of its rights an remedies under any Fee Mortgage (or any assignment of leases and rents granted by the Lessor to such Fee Mortgagee) in accordance with the terms thereto, such Fee Mortgagee shall be entitled (subject to and in accordance with the terms of any applicable Fee Mortgage Loan Documents) to enforce the terms and conditions of this Lease to the fullest extent, and in all respects, as if such Fee Mortgagee were a party hereto. Notwithstanding the foregoing, it is not intended that any of the terms and conditions set forth herein expand or be deemed to expand the benefits, rights and/or remedies of the Fee Mortgagee under the Fee Mortgage Loan Documents beyond the terms and conditions set forth therein other than providing to such Fee Mortgagee the Lessee's agreement to terms and conditions set forth in such Fee Mortgage Loan Documents to the extent that such terms and conditions relate to the Lessee and/or the Leased Property. All conditions to the obligations of the Lessor to advance or make available proceeds of insurance or Awards, or to release any deposits held for Impositions or insurance premiums are imposed solely and exclusively for the benefit of the Lessor, its successors and assigns and any Fee Mortgagee. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lessor at any time, if, in the Lessor's sole and absolute discretion, the Lessor deems it advisable or desirable to do so.

         24.11 Governing Law. This Lease shall be construed and the rights and obligations of the Lessor and the Lessee shall be determined in accordance with the laws of the State.

         The Lessee hereby consents to personal jurisdiction in the courts of the State and the United States District Court for the District in which the Leased Property is situated as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lessor's relationship of any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections the Lessee may have as to venue in any of such courts.

         24.12 General. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, the Lessee or the Lessor arising prior to any date of termination of this Lease or any of the other Lease Documents shall survive such termination.

         If any provision of this Lease or any of the other Lease Documents or any application thereof shall be invalid or unenforceable, the remainder of this Lease or the other applicable Lease Document, as the case may be, and any other application of such term or provision shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Lease is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

         If any late charges provided for in any provision of this Lease or any of the other Lease Documents are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

         In the event that any amounts payable hereunder by the Lessee (including, without limitation, Additional Charges) are deemed to be interest and/or in the nature of interest, the Lessee agrees to pay such amounts as a contracted for rate of interest.

         The Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein.

         24.13 Consents. In the event that the Lessor's consent is required by the terms hereof or of any other Lease Document for any purpose whatsoever, it is understood and agreed that (a) the Lessor's consent shall be subject to the consent of any Fee Mortgagee to the extent that such consent from any Fee Mortgage is required under the terms of the applicable financing documents (which consent the Lessor shall seek to obtain) and (b) notwithstanding anything to the contrary set forth herein, it shall not be deemed unreasonable for the Lessor to withhold its consent in any given circumstance based upon the Lessor's inability to obtain any required consent from any Fee Mortgagee.

         24.14 HUD Regulatory Agreements. Notwithstanding any provision in this Lease to the contrary, so long as the Primary HUD Insured Mortgage, the Additional HUD Insured Mortgage and/ or the Secondary HUD Insured Mortgage encumbers the Land and is insured or held by the Department or the HUD Secretary, in the event there is a conflict between the terms of this Lease, on the one hand, and the terms and conditions of the HUD Regulatory Agreements, on the other hand, the terms and conditions of the HUD Regulatory Agreements shall prevail.

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.


WITNESSES:                        LESSEE:
----------                        -------

                                  CAREMATRIX OF THE INN AT THE
                                  AMETHYST, INC., a Delaware
                                  corporation



_________________________         By:_________________________________
Name:                                  Name:  James M. Clary, III
                                       Title: Executive Vice President

_________________________
Name:


WITNESSES:                        LESSOR:
----------                        -------

                                  DESERT AMETHYST PHASE II
                                  LIMITED PARTNERSHIP, an Arizona
                                  limited partnership

                                  By:  NETWEST DEVELOPMENT
                                       CORPORATION, an Arizona
                                       corporation, its sole general partner


_________________________         By:________________________________
Name:                                  Name:  Priscilla S. Kuhn
                                       Title: President

_________________________
Name:

STATE OF ARIZONA   )

County of PIMA           ) ss.

         The foregoing instrument was acknowledged before me this 25th day of March, 1998, by Priscilla S. Kuhn, the President of NETWEST DEVELOPMENT CORPORATION, an Arizona corporation, on behalf of the corporation, as General Partner of DESERT AMETHYST PHASE II LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of said partnership.

         In witness whereof, I have hereunto set my hand and official seal.


                                                     --------------------------
                                                            Notary Public

My commission expires:

----------------------



STATE OF ARIZONA )

County of PIMA         ) ss.

         The foregoing instrument was acknowledged before me this 25th day of March, 1998, by JAMES M. CLARY, III, the Executive Vice President of CAREMATRIX OF THE INN AT THE AMETHYST, INC. a Delaware corporation, on behalf of the corporation.

         In witness whereof, I have hereunto set my hand and official seal.



                                                     --------------------------
                                                            Notary Public

My commission expires:

----------------------

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF THE LAND
                          -----------------------------

PARCEL NO. 1:
-------------

That portion of the East half of the East half of Section 33, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Northeast corner of said Section 33;
THENCE South 00(degree) 23' 11" East, along the East line of said Section 33, a distance of 715.86 feet (715.83 feet, record);
THENCE South 89(degree) 32' 10" West a distance of 980.00 feet to the TRUE POINT OF BEGINNING;
THENCE South 00(degree) 23' 11" East a distance of 685.91 feet;
THENCE South 89(degree) 32' 10" West a distance of 345.04 feet;
THENCE North 00(degree) 24' 40" West, along the West line of the East half of the East half of said Section 33, a distance of 685.91 feet (685.88 feet, record);
THENCE North 89(degree) 32' 10" East a distance of 345.34 feet to the TRUE POINT OF BEGINNING.


PARCEL NO. 2:
-------------

An easement for ingress and egress, as created by instrument recorded in Document No. 87-681099, records of Maricopa County, Arizona, over the following described property:

That portion of the East half of the East half of Section 33, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Northeast corner of said Section 33;
THENCE South 00(degree) 23' 11" East, along the East line of said Section 33, a distance of 1401.77 feet (1401.71 feet, record);
THENCE South 89(degree) 32' 10" West a distance of 55.00 feet to the TRUE POINT OF BEGINNING; THENCE South 89(degree) 32' 10" West a distance of 925.00 feet; THENCE North 00(degree) 23' 11" West a distance of 36.00 feet; THENCE North 89(degree) 32' 10" East a distance of 830.00 feet;
THENCE Northeasterly a distance of 34.84 feet along the arc of a curve, said curve being concave Northwesterly and having a radius of 56.24 feet;
THENCE North 54(degree) 06' 59" East a distance of 36.47 feet;
THENCE Northeasterly a distance of 34.84 feet along the arc of a curve, said curve being concave Southeasterly and having a radius of 56.24 feet;

THENCE South 00(degree) 23' 11" East a distance of 78.00 feet to the TRUE POINT OF BEGINNING.


PARCEL NO. 3:
-------------

An easement for access, ingress, egress, closure, landscaping, fence construction and extension and common wall use and maintenance, as created in Instrument recorded in Document No. 88-588954, records of Maricopa County, Arizona, over the following described property:

The North 43 feet of the East 5 feet of Lot 176;
The East 5 feet of Lot 177;
The East 5 feet of Lot 181;
The East 5 feet of Lot 182;
The East 5 feet of Lot 184; and
The South 79 feet of the East 5 feet of Lot 185, all of Sun City Unit Fifty-Three, according to Book 189 of Maps, page 19, records of Maricopa County, Arizona.

PARCEL NO. 4:
-------------

That portion of the East half of the East half of Section 33, Township 4 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Northeast corner of said Section 33;
THENCE South 00(degree) 23' 11" East, along the East line of said Section 33, a distance of 715.86 feet (715.83 feet record);
THENCE South 89(degree) 32' 10" West a distance of 980.00 feet to the TRUE POINT OF BEGINNING;
THENCE South 89(degree) 32' 10" West a distance of 345.34 feet; THENCE North 00(degree) 24' 40" West a distance of 1.00 feet;
THENCE North 89(degree) 32' 10" East a distance of 345.34 feet;
THENCE South 00(degree) 23' 11" East a distance of 1.00 feet to the TRUE POINT OF BEGINNING.

                                    EXHIBIT B
                                    ---------

                             PERMITTED ENCUMBRANCES
                             ----------------------


1.       Resident Agreements

2.       Inchoate or statutory liens for taxes not yet delinquent.

3. Those matters listed on Schedule B-II to Leasehold Title Insurance Commitment No. 214652 issued to the Lessee by Transnation Title Insurance Company